[LOGO]  SunAmerica
           The Retirement Specialist



            EQUITY FUNDS
  2000 Semiannual Report

                                        Balanced Assets Fund

                                         Blue Chip Growth Fund

    [GRAPHIC]                             Growth Opportunities Fund

                                           New Century Fund

                                            Growth and Income Fund

                                             "Dogs" of Wall Street Fund



[LOGO] SunAmerica
       Mutual Funds

SunAmerica Equity Funds Semiannual Report

     Comments from the SunAmerica Domestic Equity Investment Team

     Donna Calder

     Brian Clifford

     Jeff Easter

     Francis Gannon

     Nancy Kelly

     Soohwan Kim

     James Monaghan

     Richard Murphy

     Chad Palumbo

     Heather Rice

     Dear Shareholders:

       Each of the major equity indices rose to new heights during the semiannual period (9/30/99-3/31/00), and returns across the equity market capitalization sectors remained in double-digits. However, volatility was extremely high in a relatively narrow market. In this environment, we are extremely pleased to report that all five of the actively managed SunAmerica Equity Funds outperformed both their peers and their index benchmarks.*

     Market Review

       Throughout the semiannual period, growth outperformed value. Strength was confined primarily to the technology, telecommunications, media and biotechnology sectors across all capitalizations. Equity valuations rose to historically high levels despite a rising interest rate environment.

      Cumulative Returns*

                        9/30/99 - 12/31/99 12/31/99 - 3/31/00 9/30/99-3/31/00
       S&P 500 Index    14.88%             2.29%              17.50%
       Russell 2000
        Index           18.44%             7.08%              23.83%
       S&P 400 Mid Cap
        Index           17.19%             12.69%             32.06%

     ------
     * Past performance is no guarantee of future results.

     Volatility, however, was high due to three primary factors.

     . Following two interest rate hikes over the summer of 1999, the Federal
       Reserve Board raised interest rates three more times during these six months--on November 16, February 2 and March 21.

     . Y2K liquidity concerns kept many investors out of the equity markets, especially during the last quarter of 1999 and well into January 2000.

     . While the US dollar strengthened against most of the world's major currencies over the period, fears of a weaker dollar grew as global economic momentum picked up.

       Strong domestic economic growth and impressive corporate earnings gains--with minimal inflation--drove the markets during the last quarter of 1999. And after a New Years week absent major Y2K problems, the U.S. economy entered its tenth year of economic expansion--the longest in the post-war era--with several impressive corporate earnings reports.

       Despite this, a sharp correction that excluded technology and utility stocks led to the market's worst January since 1990 and the fourth worst since 1947. This trend continued in February, as "Old Economy" sectors such as manufacturing and other cyclical industries performed poorly, and "New Economy" sectors such as technology, telecommunications, media and biotechnology resumed strength.

       Market volatility intensified in March amid fears of further interest rate increases by the Federal Reserve Board as well as valuation concerns in the technology and biotechnology areas. Some of the value sectors, such as financials, energy, and healthcare, bounced back at this time.

     Market Outlook

       While market volatility increased and the widely-expected market correction finally occurred after the semiannual period ended, we believe the major equity indices will hit new highs again by the end of the calendar year due to:

         . Ongoing Economic Expansion. The U.S. economy continues to benefit from strong productivity-led growth without an apparent rise in inflation. We anticipate U.S. GDP growth of about 4.5% for the year 2000 and a low annual inflation rate of approximately 2%.

         . Stronger Global Growth. Economic growth continues to improve globally, and recent exponential growth of the technology industry continues to impact equity investments worldwide. Synchronized worldwide growth is not expected to cause inflationary pressure due to excess economic capacity.

         . The "Y2K Dividend." Cash kept on the sidelines by investors as the millennium approached is flowing back into the market. Also, we believe companies will redirect their Y2K technology budgets to other technology investments that will further improve productivity and margin growth.

         . Increased Merger and Acquisition Activity. Based on attractive valuations, mergers and acquisitions continue to occur at a record-setting pace both in the U.S. and internationally.

         . Government Budget Surplus. The U.S. Treasury buyback program, which has contributed to an inversion of the fixed income yield curve, should help equity market valuations.

         . Positive Earnings Reports. We expect strong company profits in 2000 and another year of double-digit earnings growth. We believe this growth should extend beyond the technology sector.

     At the same time, we expect volatility to continue. The primary risks we see ahead include:

         . Rising Interest Rates. We expect the Federal Reserve Board will raise interest rates at least twice more during the remainder of the year 2000.

         . High Oil Prices. If oil prices do not fall after the OPEC agreement as expected, high prices may have a negative psychological impact on consumers, which may cause them to pull back spending. This may be an even greater danger than rising interest rates.

         . Election Year Uncertainty. Presidential campaign rhetoric may increase volatility.

         . Earnings Disappointments. Not all companies will live up to earnings expectations. Should larger companies disappoint, the market may again temporarily stumble.

       Given this outlook, we intend to focus your Funds' investments in quality companies that we believe present high growth opportunities.

       With this backdrop, we are pleased to present you with a portfolio review for each of the SunAmerica Equity Funds on the following pages.

       Max. Sales Charge: Class A 5.75%. Class B 4.0% CDSC. Class II 1.00% and 1.00% CDSC. For more complete information on any mutual fund distributed by SunAmerica Capital Services, including a full explanation of the investment risks involved, please read the prospectus carefully before you invest by calling 800-858-8850, ext. 5660. Mutual fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The Funds' daily net asset values are not guaranteed. Investment return and principal value of an investment will fluctuate so that the Fund's share prices when redeemed may be higher or lower than your original cost.

     SunAmerica Balanced Assets Fund

             SunAmerica Balanced Assets Fund Class A significantly outperformed its category average for the semiannual period (see chart below) with a cumulative return of 20.16% for the six months ended March 31, 2000. Its benchmark, a blended index (55% S&P 500 Index, 45% Lehman Intermediate Government Bond Index), returned 10.34% for the same period. (Returns do not reflect the impact of sales charges.)

                    [BAR CHART]

SunAmerica Balanced Assets Fund (9-30-99 through 3-31-00)

                                  Blended Index
 SunAmerica     Lipper          55% S&P 500 Index,
  Balanced     Balanced         45% Lehman Brothers
Assets Fund*   Category   Intermediate Gov't Bond Index
------------   --------   -----------------------------
   20.16%       10.49%               10.34%

                                              Average Annual Returns

                                                                          Return
                                                                           Since
                                                                         Inception
                                                     1 yr   3 yr   5 yr  (9/24/93)
                                                    ------ ------ ------ ---------
                           A Shares
                            At Net Asset Value..... 20.37% 24.36% 20.38%  16.45%
                           A Shares
                            With Maximum
                            Sales Charge........... 13.45% 21.93% 18.96%  15.39%

                                    Past performance is no guarantee of future results. Index performance is hypothetical and is not indicative of any mutual fund investment.

                                    * Does not include sales charge.


     Portfolio Review

             Your Fund's strong performance was primarily attributable to a higher exposure to equities (69.2% as of 3/31/00) than the traditional balanced fund and to a neutral-to-the-Index duration in its fixed income allocation. Overweightings in the technology, energy and capital goods sectors and underweightings in the poorly performing consumer staples, basic materials and transportation sectors enhanced performance during the semiannual period.

             Technology. We focused on the fiber optics sub-sector through such companies as JDS Uniphase, Sycamore, and Corning Glassworks. We also increased our allocation to semiconductor companies such as Intel and Texas Instruments. This sub-sector's growth potential has exploded because demand for these chips has expanded beyond desk-top personal computers. Nokia and Motorola (hand held wireless communication) as well as EMC (Internet data storage) all continue to be large holdings for the Fund.

             Energy. We continued to overweight the energy sector and the oil service stocks in particular because, as oil prices have risen, demand for drilling equipment has increased. Baker-Hughes, Schlumberger, and Halliburton each contributed to Fund performance over the semi-annual period. Even if oil prices fall in the second half of the year as we expect, the U.S. still needs to produce more oil domestically and thus needs more equipment to find it.

             Financial Services. Neutrally-weighted, we shifted from credit card companies and regional banks toward asset management companies (Morgan Stanley Dean Witter and Merrill Lynch) and large money center banks (Citigroup and Chase Manhattan). These companies benefited from high financial market volatility, strong Initial Public Offering (IPO) and merger and acquisition activity, and a growing fee-based business.

             Healthcare. We further underweighted the Fund's allocation to the healthcare sector, particularly pharmaceutical, hospital, HMO and medical device companies, due to regulatory and pricing concerns. With healthcare such a politically-charged issue, these companies may be dangerous investments during an election year. However, we increased our position in the strongly performing biotechnology sub-sector (MedImmune and Immunex).

             Fixed Income. Staying true to our conservative strategy, we maintained a neutral duration as the Federal Reserve Board continued to raise interest rates. Also, we invested primarily in U.S. Treasuries, which outperformed most other fixed income sectors during the semiannual period.

     Winners and Losers

             Home Depot, Wal-Mart, Time Warner, Pegasus Communications and American Express were also top performers for the Fund. On the flip side, we sold at a loss the remaining portion of the Fund's position in Philip Morris, a large conglomerate pressured by the fallout from the non-favorable tobacco settlement. While the stocks of regional bank Summit Bancorp and chemical company DuPont disappointed during the period, we continue to hold them both because we believe the fundamentals of each remain favorable.

     SunAmerica Blue Chip Growth Fund

             The SunAmerica Blue Chip Growth Fund outperformed both the S&P 500 Index and its peers (see chart below) for the six months ending March 31, 2000. Blue Chip Growth Class A posted a cumulative return of 39.72% compared to 17.50% for the S&P 500 Index. (Returns do not reflect the impact of sales charges.)

               [BAR CHART]

SunAmerica Blue Chip Growth Fund (9-30-99 through 3-31-00)

 SunAmerica       Lipper
 Blue Chip    Large-Cap Growth   S&P 500
Growth Fund*     Category         Index
------------     --------         -----
   39.72%         38.35%          17.50%

                                              Average Annual Returns

                                                                          Return
                                                                           Since
                                                                         Inception
                                                    1 yr   3 yr   5 yr   (9/24/93)
                                                    -----  -----  -----  ---------
                           A Shares
                            At Net Asset Value..... 42.43% 36.78% 28.68%   22.05%
                           A Shares
                            With Maximum Sales
                            Charge................. 34.24% 34.11% 27.17%   20.94%


                                    Past performance is no guarantee of future results. Index performance is hypothetical and is not indicative of any mutual fund investment.

                                  * Does not include sales charge.

     Portfolio Review

             Your Fund primarily benefited from significant overweightings in the technology, energy and capital goods sectors and from concentrating the portfolio's number of holdings to capitalize on the lack of market breadth. At March 31, 2000, the portfolio held 74 names.

             Technology. While we increased the Fund's overweighting, we shifted focus away from Internet stocks (America Online, Lycos and Yahoo!), and toward capital equipment, semi-conductor, and fiber optic companies, many of which benefited from the build-out of telecommunications infrastructure systems. Cisco Systems, EMC, Microsoft, Intel, Applied Materials, Nortel, and Conexant Systems each positively impacted Fund performance.

             Energy. We added Transocean, Noble Drilling and Nabors Industries because this sector did particularly well on the back of rising oil prices.

             Capital Goods. We focused on companies benefitting from technology and telecommunications improvements, such as General Electric, Tyco International, Corning Glassworks and SPX Corp.

             Healthcare. We further reduced the Fund's underweighted allocation to the healthcare sector, as pharmaceuticals remained under significant pressure. In particular, we sold Johnson & Johnson. At the same time, we increased our position in the strongly performing biotechnology sub-sector, buying positions in such companies as MedImmune and Immunex.

             Retail. Given the ongoing strong economy and healthy consumer spending, we built a strong position within the sector. We sold Tandy during the semiannual period, but the portfolio maintained its holdings in the GAP, Home Depot, and Wal-Mart. Best Buy also remained particularly attractive, based on the growing popularity of DVDs and the increasing demand for smaller, faster, entertainment-oriented electronics.

             Other. We underweighted regional banks and credit card companies and overweighted money center banks and large brokerage firms. In the media sector, the Fund benefited from the Time Warner/America Online deal. We continued to limit exposure to cyclicals, with Alcoa and Georgia Pacific our two primary holdings in this sector. Lastly, we kept between 5% and 10% of the Fund's assets in cash to capitalize on periodic market imbalances or specific stock weaknesses.


     Winners and Losers

             Other top performers included QUALCOMM, Nokia, Juniper Networks, Flextronics and General Motors Hughes, a satellite-based telecommunications company in the direct TV business that performed particularly well.

             We sold several of the more disappointing performers in the Fund, including Summit Bancorp, Philip Morris, Clear Channel Communications, and General Motors. Both Lucent and MCI WorldCom disappointed on less than anticipated earnings pre-announcements, but we continue to hold both of these stocks, as both continue to be leaders in the strongly performing telecommunications industry.

     SunAmerica Growth Opportunities Fund

             The SunAmerica Growth Opportunities Fund outperformed both the S&P 400 Mid-Cap Index and its peers (see chart below) for the six months ending March 31, 2000. SunAmerica Growth Opportunities Class A posted a cumulative return of 93.77% compared to 32.06% for the S&P 400 Mid-Cap Index. (Returns do not reflect the impact of sales charges.) This strong performance is particularly notable during a period of narrow performance and significant market volatility.

             For the fiscal year, growth stocks outperformed value stocks, and so your Fund also benefited significantly from its strong growth bias. Sector allocation was key as well. The Fund was overweighted in the top performing technology, healthcare and energy sectors. Equally important, we maintained underweightings in the poorly performing consumer cyclicals, basic materials, and retail sectors.


               [BAR CHART]

SunAmerica Growth Opportunities Fund (9-30-99 through 3-31-00)

 SunAmerica      Lipper
   Growth       Multi-Cap   S&P 400
Opportunities    Growth     Mid-Cap
   Fund*        Category     Index
   -----        --------     -----
   93.77%        56.26%      32.06%
                                              Average Annual Returns

                                                     1 yr   3 yr   5 yr   10 yr
                                                    ------  -----  -----  -----
                           A Shares
                            At Net Asset Value..... 109.30% 52.30% 35.91% 21.80%
                           A Shares
                            With Maximum Sales
                            Charge.................  97.26% 49.33% 34.31% 21.08%

                                 Past performance is no guarantee of future results. Index performance is hypothetical and is not indicative of any mutual fund investment.

                                 *Does not include sales charge.


     Portfolio Review


             Remaining disciplined in its individual stock selection process, the Fund continued to focus on what we believe to be the high growth sectors of the economy. The Fund's holdings are generally in the early stages of their growth cycles and, as a result, often under-researched by Wall Street and not yet household names.

             Within your Fund's overweighted technology sector, we focused on the software, semi-conductor capital equipment, Internet infrastructure, storage area networking and application service provider sub-sectors. New names added to the portfolio during the semiannual period included Metalink and BEA Software.

             We moved almost entirely out of the pharmaceuticals portion of the healthcare sector and increased the Fund's allocation to biotechnology companies. Holdings such as Biogen, Genzyme, Human Genome Sciences, Millennium Pharmaceuticals and Affymetrix each performed well during the semi-annual period. In addition, we added CuraGen, Celera, MedImmune, and Immunex to the portfolio.

             Recognizing a fundamental shift in the energy industry, we focused the Fund's overweighted energy position in oil services. Major oil producers plan to increase capital expenditures, and we believe much of that will go to companies in the business of oil exploration. In our view, bigger spending budgets, along with a sustained rally in the price of oil, earnings growth strength, increased utilization demand and attractive valuations will likely keep these stocks moving upward. Marine Drilling, Global Marine, Rowan, and Halliburton each performed well for the Fund. New purchases in this sector over the semiannual period include Patterson Energy and Baker Hughes.

     Winners and Losers

             Other strong performers include including Citrix Systems, Siebel Systems, Brocade, Atmel, network-attached storage provider Network Appliances, fiber optic components manufacturer E-Tek Dynamics and synchronization software company Puma Technology. Gene Logic, which provides analysis software for genomics companies, also did well, as did Interliant, an applications service provider, which rebounded from its poor performance during the Fund's previous fiscal year.

             We sold networking equipment company Ancor Communications, which did not get its product to the market on a timely basis. Peregrine Software performed below expectations, but we continue to hold the company based on healthy fundamentals and a positive growth-oriented outlook.

     SunAmerica New Century Fund
     (formerly SunAmerica Small Company Growth Fund)

             The SunAmerica New Century Fund outperformed its benchmarks and its peers (see chart on p.11) for the six months ending March 31, 2000. SunAmerica New Century Fund Class A posted a cumulative return of 72.22% compared to 34.88% for the Russell 3000 Growth Index. (Returns do not reflect the impact of sales charges.)

             Effective April 3, 2000, we changed the name of the fund (formerly known as Small Company Growth Fund) to the SunAmerica New Century Fund. We believe that the new name more accurately reflects our emphasis on the companies and industries driving change in the 21st century. The Fund's management team will remain the same as will its principal investment practices.

             During the semiannual period, growth outperformed value within the small cap sector. In fact, small cap growth stocks were the best performing US equity sector. However, the markets as a whole slumped in the final weeks of March on valuation concerns and interest rate fears. Despite turbulent markets, the fundamental growth and financial strength of the Fund's investment positions remain robust, and we continue to look forward to strong earnings reports this spring and summer.

     Portfolio Review

             The Fund benefited most from its growth-oriented strategy and its significant overweightings in the technology, telecommunications and biotechnology sectors. In the first quarter of 2000, and the Fund's overweight position in energy services boosted portfolio returns as well.

             Technology. The new efficiencies and lower costs derived from the Internet are driving unprecedented growth across many segments of the economy as both consumers and Corporate America rush to adapt to the Internet. Your Fund has focused on the Internet infrastructure companies that support this growth, including web development and content management companies, e-mail and customer relationship management companies and security companies.

             While we trimmed our positions in Yahoo!, America Online, Internet Capital Group and DoubleClick over the semiannual period, we continued to benefit from our holdings in Inktomi, Vignette, Critical Path and Verisign. New additions to the Fund in this sector over the period included Anadigics, Commerce One, Ariba, Software.com, I2 Technologies, WatchGuard Technologies, and Siebel Systems.


              [BAR CHART]

SunAmerica New Century Fund (9-30-99 through 3-31-00)

 SunAmerica     Russell     Lipper
New Century   3000 Growth   Mid-Cap
   Fund*         Index      Category
   -----         -----      --------
   72.22%        34.88%      69.73%
                                              Average Annual Returns

                                                    1 yr   3 yr   5 yr   10 yr
                                                    -----  -----  -----  -----
                           A Shares
                            At Net Asset Value..... 70.72% 39.92% 29.58% 20.77%
                           A Shares
                            With Maximum Sales
                            Charge................. 60.91% 37.19% 28.05% 20.06%


                                    Past performance is no guarantee of future results. Index performance is hypothetical and is not indicative of any mutual fund investment.

                                  * Does not include sales charge.

             Biotechnology. The Fund's biotechnology holdings included genomics companies and a few drug delivery companies, such as Alkermes. During the period, we purchased Visible Genetics, which specializes in genotyping technology and pharmacogenomics. This company has produced an HIV gene-based diagnostic test that is designed to more accurately match individuals with the medications that will help them best.

             Energy. The oil services companies that we bought in December 1998 experienced their first fundamental turnarounds in quarterly earnings in the first quarter of 2000. The price of oil and gas rose due to low production, growing demand and declining inventories. BJ Services, Diamond Offshore Drilling, Smith International, Transocean Offshore and Weatherford International each contributed to Fund performance.

             Telecommunications. The Fund continued to hold digital subscriber line (DSL) companies because we believe this alternative method for delivering increased bandwidth to both homes and businesses is a big growth trend in 2000 and beyond. We moved out of cable stocks, such as Comcast and Cablevision, and into satellite-based telecommunications companies, such as Pegasus Communications, General Motors Hughes, and EchoStar Communications, leading providers of satellite TV, which is experiencing huge subscriber growth.

     Winners and Losers

             Other winners included BroadVision, Engage Technologies, Myriad Genetics, MedImmune, Invitrogen, Affymetrix, Carrier Access and Proxim. But even with your Fund's strong performance, the small cap market's volatility hurt some investments. For example, when the consumer cyclical sector performed poorly, we sold the Fund's remaining position in Sylvan Learning Systems. Retailers Sunglass Hut, Yankee Candle, and Bally Total Fitness Holding were laggards as well, although we continue to hold these stocks, as the fundamentals of each continue to be strong. Despite turbulent markets, we believe the fundamental growth and financial strength of the Fund's investment positions remain robust, and we expect strong earnings reports this spring and summer.

     SunAmerica Growth and Income Fund

             SunAmerica Growth and Income Fund outperformed its category average (see chart below) and its benchmark for the semiannual period. Growth and Income Class A returned 30.72% on a cumulative basis compared to 17.50% for the S&P 500 Index for the six months ending March 31, 2000. (Returns do not reflect the impact of sales charges.)

                [BAR CHART]

SunAmerica Growth and Income Fund (9-30-99 through 3-31-00)

 SunAmerica         Lipper
 Growth and     Large-Cap Core    S&P 500
Income Fund*       Category        Index
------------       --------        -----
   30.72%           21.89%         17.50%
                                              Average Annual Returns

                                                                          Return
                                                                           Since
                                                                         Inception
                                                     1 yr   3 yr   5 yr  (7/1/94)
                                                    ------ ------ ------ ---------
                           A Shares At Net
                            Asset Value............ 30.96% 30.68% 28.94%  26.89%
                           A Shares With
                            Maximum Sales Charge... 23.43% 28.13% 22.74%  25.59%

                                    Past performance is no guarantee of future results. Index performance is hypothetical and is not indicative of any mutual fund investment.

                                    * Does not include sales charge.


     Portfolio Review

             Your Fund benefited from a "barbell approach" to stock selection, which balances holdings between growth and value sectors. More specifically, the Fund was overweighted on the growth side in the technology sector and on the value side in the energy and utilities sectors. A 1.1% weighting in longer-duration U.S. Treasuries provided income and enhanced the overall yield of the Fund.

             The Fund's largest weighting was in the technology sector. Top holdings -- and top performers-- included Cisco Systems, Microsoft, EMC, Intel, JDS Uniphase, Nokia and IBM. Within the overweighted energy sector, we focused primarily on natural gas companies, such as Coastal Corp., and the major oil companies, such as Chevron. In the utilities sector, Enron and Peco Energy added yield to the Fund's returns.

             Your Fund also benefited from exposure to the capital goods and consumer staples sectors. In the former, we were primarily invested in Corning Glassworks, General Electric and Tyco International. In the latter, McDonald's and Budweiser were key holdings.

             Fund performance continued to benefit from holdings in the media and broadcasting industry. The sector benefited from Internet branding campaigns and Year 2000 advertising. We expect advertising revenue to remain high as the Presidential election and the Olympics approach. Time Warner, which moved a great deal on the news of their agreement with AOL, was the Fund's largest holding in this sector. We sold Disney at a profit during the semiannual period, but we continued to hold and benefit from CBS and Liberty Media. In addition, we added Emmis Communications to the portfolio.

             We significantly reduced the Fund's weighting in the healthcare sector, focusing our holdings on biotechnology companies rather than on pharmaceuticals. We maintained between 5% and 10% of the Fund's assets in cash to opportunistically capitalize on periodic market imbalances or specific stock weaknesses.

     Winners and Losers

             Other winners included ExxonMobil, Pegasus Communications, General Motors Hughes, and Wal-Mart Stores. The portfolio did contain some disappointments, of course, some of which we sold, such as Johnson & Johnson, Amgen, and Philip Morris. Other issues we continue to hold include Summit Bancorp and MCI WorldCom. Despite declines, both continue to offer attractive dividend yields.

     SunAmerica "Dogs" of Wall Street Fund


             Value investing remained out of favor during the semiannual period, with investors still favoring growth-oriented stocks. There was also extremely narrow performance concentration in the equity markets. It is important to note that this is a passively managed, quantitative "black box" model. Thus, analyzing the underlying fundamentals of the stock market or individual stocks is not considered a primary concern in the management of this Fund.

             SunAmerica "Dogs" of Wall Street Fund Class A returned -13.47% on a cumulative basis for the six months ending March 31, 2000. (Return does not reflect the impact of sales charges.) Many of the "Dogs" continue to sell at attractively low price/earnings multiples.

     Portfolio Review

             Your Fund was rebalanced at the end of 1999 to reflect our "Dogs" for 2000. A total of ten names were replaced in the portfolio, three from the highest yielding stocks of the Dow Jones Industrial Average and seven from the highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have market capitalizations of at least $1 billion. The new names to the portfolio are ExxonMobil, Honeywell International, and SBC Communications from the Dow Jones and Albertson's, American Home Products, Hershey Foods, Pitney Bowes, Raytheon, Sherwin Williams, and VF Corp. from the S&P 500 Index.

             Of the 30 stocks held in the portfolio, the largest holdings as of March 31, 2000 were American Home Products, General Motors, Bemis Co., Sherwin Williams, J.P. Morgan & Co., Pitney Bowes, Genuine Parts, Hershey Foods, International Flavors & Fragrances and Albertson's.

             We continue to believe the "Dogs" of Wall Street strategy will bring investors long-term rewards. For example, when investor preference shifted from growth to value sectors in March, the Fund did well, producing a monthly return on Class A shares of 8.10%. However, this was not enough to offset the dominating growth bias of the prior five months.

             We believe our "Dogs" of Wall Street strategy provides greater diversification than the traditional Dow 10 strategy and offers an important risk-management tool. And as the global economy continues to expand, we believe the performance of the "Dogs" holdings will improve because the fundamentals for many of the Fund's holdings are strong and improving. We continue to believe that value names are an important component of a well-diversified portfolio.

SunAmerica Equity Funds
STATEMENT OF ASSETS AND LIABILITIES -- March 31, 2000 (unaudited)

                             Balanced     Blue Chip       Growth          New        Growth and    "Dogs" of
                              Assets        Growth     Opportunities    Century        Income     Wall Street
                               Fund          Fund          Fund           Fund          Fund         Fund
                         -------------------------------------------------------------------------------------
 ASSETS:
 Investments securities,
  at value*..............  $516,048,227  $206,910,030  $197,765,789   $363,525,895  $301,605,621  $75,423,958
 Short-term securities*..    29,096,138           --            --             --            --           --
 Repurchase agreements
  (cost equals market)...     2,616,000     9,748,000    34,403,000     12,361,000    15,520,000    2,782,000
 Cash....................           604           352       211,310         48,502           326       95,145
 Receivable for shares of
  beneficial interest
  sold...................     1,708,207     2,148,748     8,173,524      1,717,768     2,302,666      197,085
 Interest and dividends
  receivable.............     1,562,600        83,850         7,364          5,627       174,841      211,534
 Receivable for
  investments sold.......           --      5,883,845           --      33,606,860     2,684,711          --
 Receivable from
  investment adviser.....           935           612            36          2,436         3,187       24,656
 Prepaid expenses........         2,819           944           460          1,595         1,265       12,503
 Deferred organizational
  expenses...............           --            --            --             --            --         9,247
                           ------------  ------------  ------------   ------------  ------------  -----------
   Total assets..........   551,035,530   224,776,381   240,561,483    411,269,683   322,292,617   78,756,128
                           ------------  ------------  ------------   ------------  ------------  -----------
 LIABILITIES:
 Payable for investments
  purchased..............     4,985,500           --      4,391,519      9,958,545           --           --
 Payable for shares of
  beneficial interest
  redeemed...............       363,928       128,084       721,542        892,165     1,032,006      634,118
 Investment advisory and
  management fees
  payable................       327,920       138,455       147,952        287,108       197,161       23,350
 Accrued expenses........       292,349       163,037       136,857        269,993       183,976       81,910
 Distribution and service
  maintenance fees
  payable................       278,295       104,881       115,134        227,568       198,578       59,637
 Dividends payable.......        54,186         7,689           622            --            305          --
 Written options, at
  value (proceeds
  $2,710,790 on New
  Century Fund)..........           --            --            --       3,231,600           --           --
                           ------------  ------------  ------------   ------------  ------------  -----------
   Total liabilities.....     6,302,178       542,146     5,513,626     14,866,979     1,612,026      799,015
                           ------------  ------------  ------------   ------------  ------------  -----------
     Net assets..........  $544,733,352  $224,234,235  $235,047,857   $396,402,704  $320,680,591  $77,957,113
                           ============  ============  ============   ============  ============  ===========
 NET ASSETS WERE COMPOSED
  OF:
 Shares of beneficial
  interest, $.01 par
  value..................  $    249,289  $     76,010  $     61,679   $     98,881  $    159,124  $    80,178
 Paid-in capital.........   384,786,544   125,504,964   143,194,035    187,940,168   207,505,761  109,296,607
                           ------------  ------------  ------------   ------------  ------------  -----------
                            385,035,833   125,580,974   143,255,714    188,039,049   207,664,885  109,376,785
 Accumulated
  undistributed net
  investment income
  (loss).................      (288,278)     (834,956)     (733,215)    (2,385,922)   (1,171,821)    (115,504)
 Accumulated
  undistributed net
  realized gain (loss) on
  investments, foreign
  currency and other
  assets and liabilities.    22,317,265    19,402,021    31,270,240    108,840,636    16,183,662  (14,131,609)
 Net unrealized
  appreciation
  (depreciation) of
  investments............   137,668,532    80,086,196    61,255,118    102,429,751    98,003,865  (17,172,559)
 Unrealized appreciation
  (depreciation) on
  written options
  contracts..............           --            --            --        (520,810)          --           --
                           ------------  ------------  ------------   ------------  ------------  -----------
     Net assets..........  $544,733,352  $224,234,235  $235,047,857   $396,402,704  $320,680,591  $77,957,113
                           ============  ============  ============   ============  ============  ===========
 *Identified cost
 Investment securities...  $378,270,353  $126,823,834  $136,510,671   $261,096,144  $203,601,756  $92,596,517
                           ============  ============  ============   ============  ============  ===========
 Short-term securities...  $ 29,205,480           --            --             --            --           --
                           ============  ============  ============   ============  ============  ===========

See Notes to Financial Statements

 SunAmerica Equity Funds
 STATEMENT OF ASSETS AND LIABILITIES -- March 31, 2000 (unaudited) --
 (continued)

                            Balanced    Blue Chip      Growth         New       Growth and   "Dogs" of
                             Assets       Growth    Opportunities   Century       Income    Wall Street
                              Fund         Fund         Fund          Fund         Fund        Fund
                      ---------------------------------------------------------------------------------
Class A (unlimited
 shares authorized):
Net assets..............  $314,931,122 $149,025,690 $144,523,002  $251,218,428 $120,654,633 $12,824,083
Shares of beneficial
 interest issued and
 outstanding............    14,401,930    4,949,140    3,693,293     6,131,711    5,895,425   1,316,408
Net asset value and
 redemption price per
 share..................  $      21.87 $      30.11 $      39.13  $      40.97 $      20.47 $      9.74
Maximum sales charge
 (5.75% of offering
 price).................          1.33         1.84         2.39          2.50         1.25        0.59
                          ------------ ------------ ------------  ------------ ------------ -----------
Maximum offering price
 to public..............  $      23.20 $      31.95 $      41.52  $      43.47 $      21.72 $     10.33
                          ============ ============ ============  ============ ============ ===========
Class B (unlimited
 shares authorized):
Net assets..............  $209,990,936 $ 69,989,836 $ 64,005,041  $132,590,867 $171,366,028 $28,218,962
Shares of beneficial
 interest issued and
 outstanding............     9,620,340    2,467,598    1,749,329     3,436,165    8,580,580   2,903,420
Net asset value,
 offering and redemption
 price per share
 (excluding any
 applicable contingent
 deferred sales charge).  $      21.83 $      28.36 $      36.59  $      38.59 $      19.97 $      9.72
                          ============ ============ ============  ============ ============ ===========
Class II (unlimited
 shares authorized):
Net assets..............  $ 19,811,294 $  5,218,709 $ 26,519,814  $  9,510,261 $ 28,337,691 $36,914,068
Shares of beneficial
 interest issued and
 outstanding............       906,671      184,251      725,284       246,773    1,420,799   3,797,969
Net asset value and
 redemption price per
 share (excluding any
 applicable contigent
 deferred sales charge).  $      21.85 $      28.32 $      36.56  $      38.54 $      19.94 $      9.72
Maximum sales charge
 (1.00% of offering
 price).................          0.22         0.29         0.37          0.39         0.20        0.10
                          ------------ ------------ ------------  ------------ ------------ -----------
Maximum offering price
 to public..............  $      22.07 $      28.61 $      36.93  $      38.93 $      20.14 $      9.82
                          ============ ============ ============  ============ ============ ===========
Class Z (unlimited
 shares authorized):
Net assets..............           --           --           --   $  3,083,148 $    322,239         --
Shares of beneficial
 interest issued and
 outstanding............           --           --           --         73,457       15,566         --
Net asset value,
 offering and redemption
 price per share........           --           --           --   $      41.97 $      20.70         --
                          ============ ============ ============  ============ ============ ===========

See Notes to Financial Statements

SunAmerica Equity Funds

STATEMENT OF OPERATIONS -- For the six months ended March 31, 2000 --
 (unaudited)

                             Balanced     Blue Chip      Growth         New       Growth and    "Dogs" of
                              Assets       Growth     Opportunities   Century       Income     Wall Street
                               Fund         Fund          Fund          Fund         Fund          Fund
                          ----------------------------------------------------------------------------------
INVESTMENT INCOME:
Income:
 Interest.................  $ 4,987,438  $   242,928   $   314,771  $    449,386  $   490,316  $      7,862
 Dividends (net of
  withholding taxes of
  $4,755, $4,519, $0, $0,
  $5,042, and $0,
  respectively)...........    1,113,617      505,360        80,888        84,245      836,758     1,957,532
                            -----------  -----------   -----------  ------------  -----------  ------------
 Total investment income..    6,101,055      748,288       395,659       533,631    1,327,074     1,965,394
                            -----------  -----------   -----------  ------------  -----------  ------------
Expenses:
 Investment advisory and
  management fees.........    1,806,609      713,444       511,530     1,295,362    1,018,604       230,196
 Distribution and service
  maintenance fees--Class
  A.......................      499,623      222,685       166,845       384,681      181,318        34,223
 Distribution and service
  maintenance fees--Class
  B.......................      959,964      303,358       169,303       600,522      744,693       216,582
 Distribution and service
  maintenance fees--Class
  II......................       68,407       11,656        36,037        28,871       94,089       342,580
 Transfer agent fees and
  expenses--Class A.......      397,294      159,041       118,388       292,235      134,454        26,467
 Transfer agent fees and
  expenses--Class B.......      248,352       78,873        46,097       155,280      178,631        56,459
 Transfer agent fees and
  expenses--Class II......       15,178        2,615         8,173         6,456       25,126        85,639
 Transfer agent fees and
  expenses--Class Z.......           --           --            --        10,790       11,895            --
 Registration fees--Class
  A.......................        3,220          760         1,544        10,991        5,181         1,005
 Registration fees--Class
  B.......................        1,063          720        13,987         6,005        7,447         1,471
 Registration fees--Class
  II......................        7,320        6,405         6,310         6,405        8,157         1,945
 Registration fees--Class
  Z.......................           --           --            --         6,405        5,490            --
 Custodian fees and
  expenses................       74,761       42,821        37,952        57,772       53,515        34,149
 Printing expense.........       18,300        7,320         2,555        12,715       13,080        22,020
 Trustees' fees and
  expenses................       14,324        5,442         2,725         8,318        6,984         5,991
 Audit and tax consulting
  fees....................       12,715       12,715        12,715        12,715       12,715        12,715
 Legal fees and expenses..       12,395        4,290         3,375         8,295        8,295         5,930
 Insurance expense........          624          192           101           476          207            24
 Interest expense.........           --           --            --            --           --        40,910
 Amortization of
  organizational expenses.           --           --            --            --           --         3,852
 Miscellaneous expenses...        2,290        1,373         1,138         3,133        1,493         1,400
                            -----------  -----------   -----------  ------------  -----------  ------------
 Total expenses...........    4,142,439    1,573,710     1,138,775     2,907,427    2,511,374     1,123,558
 Less: expenses
  reimbursed by
  investment adviser......       (4,615)      (4,966)       (1,846)      (18,764)     (20,460)     (132,202)
 Less: custody credits
  earned on cash
  balances................       (2,811)      (1,741)       (4,822)       (4,537)      (2,715)       (1,839)
 Net expenses.............    4,135,013    1,567,003     1,132,107     2,884,126    2,488,199       989,517
                            -----------  -----------   -----------  ------------  -----------  ------------
 Net investment income
  (loss)..................    1,966,042     (818,715)     (736,448)   (2,350,495)  (1,161,125)      975,877
                            -----------  -----------   -----------  ------------  -----------  ------------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
Net realized gain (loss)
 on investments...........   26,350,352   21,565,084    34,141,508   115,229,456   17,133,954   (13,624,152)
Net realized loss on
 option contracts.........           --           --    (1,223,986)   (3,574,859)          --            --
Net change in unrealized
 appreciation/depreciation
 on investments...........   60,389,727   40,754,258    44,206,372    59,292,356   54,145,375    (7,131,339)
Net change in unrealized
 appreciation/depreciation
 on written options
 contracts................           --           --            --      (572,394)          --            --
                            -----------  -----------   -----------  ------------  -----------  ------------
Net realized and
 unrealized gain (loss) on
 investments, foreign
 currency and other assets
 and liabilities..........   86,740,079   62,319,342    77,123,894   170,374,559   71,279,329   (20,755,491)
                            -----------  -----------   -----------  ------------  -----------  ------------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS...............  $88,706,121  $61,500,627   $76,387,446  $168,024,064  $70,118,204  $(19,779,614)
                            ===========  ===========   ===========  ============  ===========  ============

See Notes to Financial Statements

 SunAmerica Equity Funds
 STATEMENT OF CHANGES IN NET ASSETS

                               Balanced Assets Fund        Blue Chip Growth Fund      Growth Opportunities Fund
                            ---------------------------  ---------------------------  ---------------------------
                            For the six                  For the six                  For the six
                            months ended  For the year   months ended  For the year   months ended  For the year
                             March 31,        ended       March 31,        ended       March 31,        ended
                                2000      September 30,      2000      September 30,      2000      September 30,
                            (unaudited)       1999       (unaudited)       1999       (unaudited)       1999
                            ------------  -------------  ------------  -------------  ------------  -------------
INCREASE (DECREASE) IN NET
 ASSETS:
Operations:
 Net investment income
  (loss)..................  $  1,966,042  $  4,137,921   $   (818,715) $   (616,539)  $   (736,448)  $  (690,342)
 Net realized gain on
  investments.............    26,350,352    45,107,763     21,565,084    16,716,124     34,141,508    13,791,846
 Net realized loss on
  option contracts........            --            --             --            --     (1,223,986)     (692,815)
 Net change in unrealized
  appreciation/depreciation
  on investments..........    60,389,727    27,531,641     40,754,258    22,682,813     44,206,372    12,325,535
                            ------------  ------------   ------------  ------------   ------------   -----------
Net increase in net assets
 resulting from
 operations...............    88,706,121    76,777,325     61,500,627    38,782,398     76,387,446    24,734,224
                            ------------  ------------   ------------  ------------   ------------   -----------
Dividends and
 distributions to
 shareholders:
 From net investment
  income (Class A)........    (1,655,676)   (3,094,302)            --            --             --            --
 From net investment
  income (Class B)........      (507,868)   (1,303,913)            --            --             --            --
 From net investment
  income (Class II).......       (36,386)      (22,613)            --            --             --            --
 From net investment
  income (Class Z)........            --            --             --            --             --            --
 From net realized gains
  on investments (Class
  A)......................   (25,396,548)  (15,505,431)   (10,768,236)   (5,748,308)    (9,933,425)   (2,767,478)
 From net realized gains
  on investments (Class
  B)......................   (17,220,916)  (13,019,564)    (5,467,719)   (2,916,696)    (3,520,332)     (857,514)
 From net realized gains
  on investments (Class
  II).....................    (1,072,439)           --       (139,008)           --       (386,218)           --
 From net realized gains
  on investments (Class
  Z)......................            --            --             --            --             --            --
                            ------------  ------------   ------------  ------------   ------------   -----------
Total dividends and
 distributions to
 shareholders.............   (45,889,833)  (32,945,823)   (16,374,963)   (8,665,004)   (13,839,975)   (3,624,992)
                            ------------  ------------   ------------  ------------   ------------   -----------
Net increase in net assets
 resulting from capital
 share transactions (Note
 6).......................    59,021,561    43,469,835     25,467,808    14,881,654     97,002,691     5,924,536
                            ------------  ------------   ------------  ------------   ------------   -----------
Total increase in net
 assets...................   101,837,849    87,301,337     70,593,472    44,999,048    159,550,162    27,033,768
NET ASSETS:
Beginning of period.......   442,895,503   355,594,166    153,640,763   108,641,715     75,497,695    48,463,927
                            ------------  ------------   ------------  ------------   ------------   -----------
End of period [including
 undistributed net
 investment income (loss)
 for March 31, 2000 and
 September 30, 1999 of
 ($288,278), ($54,391);
 ($834,956), ($16,236);
 ($733,215), and $3,237,
 respectively]............  $544,733,352  $442,895,503   $224,234,235  $153,640,763   $235,047,857   $75,497,695
                            ============  ============   ============  ============   ============   ===========

See Notes to Financial Statements

SunAmerica Equity Funds
STATEMENT OF CHANGES IN NET ASSETS - (continued)

                                 New Century Fund           Growth and Income Fund      "Dogs" of Wall Street Fund
                            ----------------------------  ----------------------------  ----------------------------
                             For the six                   For the six                   For the six
                             months ended  For the year    months ended  For the year    months ended  For the year
                              March 31,        ended        March 31,        ended        March 31,        ended
                                2000       September 30,      2000       September 30,      2000       September 30,
                             (unaudited)       1999        (unaudited)       1999        (unaudited)       1999
                            -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET
 ASSETS:
Operations:
 Net investment income
  (loss)..................  $ (2,350,495)  $ (2,311,148)  $ (1,161,125)  $   (956,530)  $    975,877   $  1,721,754
 Net realized gain (loss)
  on investments..........   115,229,456     43,250,459     17,133,954     10,029,304    (13,624,152)     4,032,567
 Net realized gain (loss)
  on option contracts.....    (3,574,859)     1,514,794             --             --             --             --
 Net change in unrealized
  appreciation/depreciation
  on investments..........    59,292,356     44,659,776     54,145,375     33,321,477     (7,131,339)    (5,519,192)
 Net change in unrealized
  appreciation/depreciation
  on written option
  contracts...............      (572,394)       131,386             --             --            --              --
                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in
 net assets resulting from
 operations...............   168,024,064     87,245,267     70,118,204     42,394,251    (19,779,614)       235,129
                            ------------   ------------   ------------   ------------   ------------   ------------
Dividends and
 distributions to
 shareholders:
 From net investment
  income (Class A)........            --             --             --             --       (433,646)      (259,531)
 From net investment
  income (Class B)........            --             --             --             --       (693,083)      (251,352)
 From net investment
  income (Class II).......            --             --             --             --     (1,123,302)      (297,568)
 From net investment
  income (Class Z)........            --             --             --             --             --             --
 From net realized gains
  on investments (Class
  A)......................   (26,763,114)    (7,652,402)    (3,548,084)    (2,113,009)      (653,924)            --
 From net realized gains
  on investments (Class
  B)......................   (15,625,190)    (4,840,235)    (5,231,237)    (3,016,901)    (1,482,830)            --
 From net realized gains
  on investments (Class
  II).....................      (609,709)       (14,143)      (601,963)       (66,215)    (2,403,270)            --
 From net realized gains
  on investments (Class
  Z)......................      (201,974)       (43,230)        (8,634)        (3,872)            --             --
                            ------------   ------------   ------------   ------------   ------------   ------------
Total dividends and
 distributions to
 shareholders.............   (43,199,987)   (12,550,010)    (9,389,918)    (5,199,997)    (6,790,055)      (808,451)
                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in
 net assets resulting from
 capital share
 transactions (Note 6)....    42,222,833    (12,713,990)    40,366,041     45,202,023    (71,467,594)   120,053,637
                            ------------   ------------   ------------   ------------   ------------   ------------
Total increase (decrease)
 in net assets............   167,046,910     61,981,267    101,094,327     82,396,277    (98,037,263)   119,480,315
NET ASSETS:
Beginning of period.......   229,355,794    167,374,527    219,586,264    137,189,987    175,994,376     56,514,061
                            ------------   ------------   ------------   ------------   ------------   ------------
End of period [including
 undistributed net
 investment income (loss)
 for March 31, 2000 and
 September 30, 1999 of
 ($2,385,922), ($35,403);
 ($1,171,821), ($10,695),
 ($115,504) and
 $1,158,650,
 respectively]............  $396,402,704   $229,355,794   $320,680,591   $219,586,264   $ 77,957,113   $175,994,376
                            ============   ============   ============   ============   ============   ============

See Notes to Financial Statements

 SunAmerica Equity Funds
 FINANCIAL HIGHLIGHTS

                                                                         BALANCED ASSETS FUND
                                                                         --------------------
                                         Net
                                        gain
                                     on invest-    Total    Dividends Distri-
                 Net Asset    Net    ments (both    from    from net  butions           Net Asset           Net Assets
                  Value,    invest-   realized    invest-    invest-   from     Total    Value,               end of
     Period      beginning   ment        and        ment      ment    capital  distri-   end of     Total     period
     Ended       of period income(1) unrealized) operations  income    gains   butions   period   Return(2)  (000's)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- --------- ----------
                                                                       Class A
                                                                       -------
9/30/95.........  $14.62     $0.32      $2.51      $2.83     $(0.45)  $(0.58)  $(1.03)   $16.42     20.68%   $119,916
9/30/96.........   16.42      0.27       1.39       1.66      (0.28)   (0.99)   (1.27)    16.81     10.65     147,035
9/30/97.........   16.81      0.31       3.43       3.74      (0.31)   (1.75)   (2.06)    18.49     24.81     169,201
9/30/98.........   18.49      0.29       1.29       1.58      (0.30)   (1.74)   (2.04)    18.03      9.32     189,668
9/30/99.........   18.03      0.25       3.57       3.82      (0.26)   (1.47)   (1.73)    20.12     22.11     256,467
3/31/00(6)......   20.12      0.11       3.75       3.86      (0.13)   (1.98)   (2.11)    21.87     20.16     314,931
                                                                       Class B
                                                                       -------
9/30/95.........  $14.62     $0.23      $2.51      $2.74     $(0.36)  $(0.58)  $(0.94)   $16.42     19.96%   $162,115
9/30/96.........   16.42      0.17       1.38       1.55      (0.18)   (0.99)   (1.17)    16.80      9.93     171,197
9/30/97.........   16.80      0.21       3.43       3.64      (0.21)   (1.75)   (1.96)    18.48     24.09     173,435
9/30/98.........   18.48      0.18       1.28       1.46      (0.19)   (1.74)   (1.93)    18.01      8.62     165,926
9/30/99.........   18.01      0.13       3.57       3.70      (0.15)   (1.47)   (1.62)    20.09     21.38     177,577
3/31/00(6)......   20.09      0.05       3.73       3.78      (0.06)   (1.98)   (2.04)    21.83     19.78     209,991
                                                                       Class II
                                                                       --------
2/02/99-
9/30/99(3)......  $20.00     $0.08      $0.11      $0.19     $(0.08)  $   --   $(0.08)   $20.11      0.95%   $  8,851
3/31/00(6)......   20.11      0.04       3.74       3.78      (0.06)   (1.98)   (2.04)    21.85     19.75      19,811
                                 Ratio of net
                  Ratio of        investment
                  expenses          income
     Period      to average       to average      Portfolio
     Ended       net assets       net assets      turnover
---------------- --------------- ---------------- ---------
                                                                       Class A
                                                                       -------
9/30/95.........    1.50%            2.13%           130%
9/30/96.........    1.52             1.63            187
9/30/97.........    1.50             1.86            149
9/30/98.........    1.46             1.59             80
9/30/99.........    1.45             1.26            123
3/31/00(6)......    1.42  (4)        1.06  (4)       113
                                                                       Class B
                                                                       -------
9/30/95.........    2.12%            1.59%           130%
9/30/96.........    2.12             1.03            187
9/30/97.........    2.11             1.26            149
9/30/98.........    2.08             0.97             80
9/30/99.........    2.06             0.64            123
3/31/00(6)......    2.05  (4)        0.44  (4)       113
                                                                       Class II
                                                                       --------
2/02/99-
9/30/99(3)......    2.05%(4)(5)      0.71%(4)(5)     123%
3/31/00(6)......    2.05  (4)(5)     0.41  (4)(5)    113

---------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                       9/30/99 3/31/00
                                       ------- -------
   Balanced Assets Class II...........  1.41%   0.07%

(6) Unaudited

See Notes to Financial Statements

 SunAmerica Equity Funds
 FINANCIAL HIGHLIGHTS -- (continued)

                                                                BLUE CHIP GROWTH FUND
                                                                ---------------------

                                      Net gain
                              Net    on invest-    Total    Dividends Distri-
                 Net Asset  invest-  ments (both    from    from net  butions           Net Asset           Net Assets
                  Value,     ment     realized    invest-    invest-   from     Total    Value,               end of
     Period      beginning  income       and        ment      ment    capital  distri-   end of     Total     period
     Ended       of period (loss)(1) unrealized) operations  income    gains   butions   period   Return(2)  (000's)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- --------- ----------
                                                                       Class A
                                                                       -------
9/30/95.........  $15.42    $ 0.02      $2.99      $3.01      $ --    $(1.09)  $(1.09)   $17.34     21.29%   $ 42,407
9/30/96.........   17.34     (0.03)      2.22       2.19        --     (1.91)   (1.91)    17.62     13.88      51,993
9/30/97.........   17.62     (0.02)      5.05       5.03        --     (2.43)   (2.43)    20.22     32.96      67,812
9/30/98.........   20.22     (0.04)      0.91       0.87        --     (2.48)   (2.48)    18.61      5.09      72,536
9/30/99.........   18.61     (0.05)      6.53       6.48        --     (1.47)   (1.47)    23.62     36.29     103,841
3/31/00(6)......   23.62     (0.09)      9.04       8.95        --     (2.46)   (2.46)    30.11     39.72     149,025
                                                                       Class B
                                                                       -------
9/30/95.........  $15.34    $(0.01)     $2.89      $2.88      $ --    $(1.09)  $(1.09)   $17.13     20.51%   $ 39,533
9/30/96.........   17.13     (0.14)      2.19       2.05        --     (1.91)   (1.91)    17.27     13.17      36,199
9/30/97.........   17.27     (0.13)      4.90       4.77        --     (2.43)   (2.43)    19.61     32.02      37,633
9/30/98.........   19.61     (0.16)      0.87       0.71        --     (2.48)   (2.48)    17.84      4.36      36,106
9/30/99.........   17.84     (0.19)      6.25       6.06        --     (1.47)   (1.47)    22.43     35.45      49,015
3/31/00(6)......   22.43     (0.17)      8.56       8.39        --     (2.46)   (2.46)    28.36     39.30      69,990
                                                                       Class II
                                                                       --------
2/02/99-
9/30/99(3)......  $21.79    $(0.13)     $0.77      $0.64      $ --    $   --   $   --    $22.43      2.94%   $    785
3/31/00(6)......   22.43     (0.17)      8.52       8.35        --     (2.46)   (2.46)    28.32     39.12       5,219
                                                                BLUE CHIP GROWTH FUND
                                                                ---------------------
                                 Ratio of net
                                  investment
                  Ratio of          income
                  expenses          (loss)
     Period      to average       to average       Portfolio
     Ended       net assets       net assets       turnover
---------------- --------------- ----------------- ---------
                                                                       Class A
                                                                       -------
9/30/95.........    1.58%(5)        0.11%(5)          251%
9/30/96.........    1.57           (0.18)             269
9/30/97.........    1.54           (0.11)             211
9/30/98.........    1.52           (0.20)              90
9/30/99.........    1.49           (0.22)              71
3/31/00(6)......    1.42  (4)       (0.64)  (4)        39
                                                                       Class B
                                                                       -------
9/30/95.........    2.22%          (0.09)%            251%
9/30/96.........    2.23           (0.83)             269
9/30/97.........    2.22           (0.77)             211
9/30/98.........    2.17           (0.86)              90
9/30/99.........    2.15           (0.89)              71
3/31/00(6)......    2.08  (4)      (1.30)  (4)         39
                                                                       Class II
                                                                       --------
2/02/99-
9/30/99(3)......    2.17%(4)(5)    (0.95)%(4)(5)       71%
3/31/00(6)......    2.17  (4)(5)   (1.42)  (4)(5)      39

---------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                               9/30/95 9/30/99 3/31/00
                               ------- ------- -------
   Blue Chip Growth Class A..   0.11%     --      --
   Blue Chip Growth Class II.     --    8.74%   0.43%

(6) Unaudited

See Notes to Financial Statements

 SunAmerica Equity Funds
 FINANCIAL HIGHLIGHTS - (continued)

                                                              GROWTH OPPORTUNITIES FUND
                                                              -------------------------
                                         Net
                                     gain (loss)
                              Net    on invest-    Total    Dividends Distri-
                 Net Asset  invest-  ments (both    from    from net  butions           Net Asset           Net Assets
                  Value,     ment     realized    invest-    invest-   from     Total    Value,               end of
     Period      beginning  income       and        ment      ment    capital  distri-   end of     Total     period
     Ended       of period (loss)(1) unrealized) operations  income    gains   butions   period   Return(2)  (000's)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- --------- ----------
                                                                       Class A
                                                                       -------
9/30/95.........  $13.78    $(0.08)    $ 4.14      $ 4.06    $(0.04)  $   --   $(0.04)   $17.80     29.51%   $ 37,714
9/30/96.........   17.80     (0.12)      2.21        2.09        --    (2.11)   (2.11)    17.78     12.92      41,904
9/30/97.........   17.78     (0.15)      3.83        3.68        --    (0.80)   (0.80)    20.66     21.54      46,051
9/30/98.........   20.66     (0.13)     (0.78)      (0.91)       --    (3.53)   (3.53)    16.22     (4.20)     38,437
9/30/99.........   16.22     (0.19)      8.26        8.07        --    (1.17)   (1.17)    23.12     52.42      57,880
3/31/00(6)......   23.12     (0.14)     20.08       19.94        --    (3.93)   (3.93)    39.13     93.77     144,523
                                                                       Class B
                                                                       -------
9/30/95.........  $13.70    $(0.18)    $ 4.08      $ 3.90    $(0.02)  $   --   $(0.02)   $17.58     28.55%   $  9,544
9/30/96.........   17.58     (0.24)      2.18        1.94        --    (2.11)   (2.11)    17.41     12.16      13,784
9/30/97.........   17.41     (0.28)      3.73        3.45        --    (0.80)   (0.80)    20.06     20.65      13,779
9/30/98.........   20.06     (0.25)     (0.76)      (1.01)       --    (3.53)   (3.53)    15.52     (4.93)     10,027
9/30/99.........   15.52     (0.32)      7.85        7.53        --    (1.17)   (1.17)    21.88     51.24      16,529
3/31/00(6)......   21.88     (0.24)     18.88       18.64        --    (3.93)   (3.93)    36.59     93.13      64,005
                                                                       Class II
                                                                       --------
2/02/99-
 9/30/99(4).....  $19.86    $(0.21)    $ 2.23      $ 2.02    $   --   $   --   $   --    $21.88     10.17%   $  1,089
3/31/00(6)......   21.88     (0.23)     18.84       18.61        --    (3.93)   (3.93)    36.56     93.00      26,520
                                                              GROWTH OPPORTUNITIES FUND
                                                              -------------------------
                                 Ratio of net
                                  investment
                  Ratio of          income
                  expenses          (loss)
     Period      to average       to average      Portfolio
     Ended       net assets       net assets      turnover
---------------- --------------- ---------------- ---------
                                                                       Class A
                                                                       -------
9/30/95.........    1.66%         (0.51)%            392%
9/30/96.........    1.62          (0.69)             307
9/30/97.........    1.64          (0.84)             332
9/30/98.........    1.62          (0.75)             377
9/30/99.........    1.57          (0.93)             220
3/31/00(6)......    1.44  (3)     (0.86)  (3)         89
                                                                       Class B
                                                                       -------
9/30/95.........    2.31%(5)      (0.17)%(5)         392%
9/30/96.........    2.32          (1.43)             307
9/30/97.........    2.35          (1.56)             332
9/30/98.........    2.33          (1.45)             377
9/30/99.........    2.32          (1.67)             220
3/31/00(6)......    2.18  (3)     (1.60)  (3)         89
                                                                       Class II
                                                                       --------
2/02/99-
 9/30/99(4).....    2.35%(3)(5)   (1.74)%(3)(5)      220%
3/31/00(6)......    2.17  (3)(5)  (1.51)  (3)(5)      89

---------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Commencement of sale of respective class of shares
(5) Net of the following expense reimbursements (based on average net assets):

                            9/30/95 9/30/99 3/31/00
                            ------- ------- -------
   Growth Opportunities
    Class B................  0.17%     --      --
   Growth Opportunities
    Class II...............    --    9.94%   0.05%

(6) Unaudited

See Notes to Financial Statements

 SunAmerica Equity Funds
 FINANCIAL HIGHLIGHTS -- (continued)

                                                                    NEW CENTURY FUND
                                                                    ----------------
                                         Net
                                     gain (loss)
                              Net    on invest-    Total    Dividends Distri-
                 Net Asset  invest-  ments (both    from    from net  butions           Net Asset            Net Assets
                  Value,     ment     realized    invest-    invest-   from     Total    Value,                end of
     Period      beginning  income       and        ment      ment    capital  distri-   end of     Total      period
     Ended       of period (loss)(1) unrealized) operations  income    gains   butions   period   Return(2)   (000's)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- ---------  ----------
                                                                         Class A
                                                                         -------
9/30/95.........  $16.82    $(0.04)    $ 8.28      $ 8.24     $ --    $(0.41)  $(0.41)   $24.65     50.00 %   $ 89,510
9/30/96.........   24.65     (0.16)      4.29        4.13       --     (4.53)   (4.53)    24.25     19.35      158,567
9/30/97.........   24.25     (0.30)      5.18        4.88       --     (0.86)   (0.86)    28.27     20.84      185,241
9/30/98.........   28.27     (0.18)     (6.59)      (6.77)      --     (2.40)   (2.40)    19.10    (25.00)     105,243
9/30/99.........   19.10     (0.21)      9.89        9.68       --     (1.40)   (1.40)    27.38     53.00      148,376
3/31/00(6)......   27.38     (0.22)     18.78       18.56       --     (4.97)   (4.97)    40.97     72.22      251,219
                                                                         Class B
                                                                         -------
9/30/95.........  $16.70    $(0.16)    $ 8.19      $ 8.03     $ --    $(0.41)  $(0.41)   $24.32     49.08 %   $ 68,313
9/30/96.........   24.32     (0.29)      4.20        3.91       --     (4.53)   (4.53)    23.70     18.60      107,839
9/30/97.........   23.70     (0.44)      5.03        4.59       --     (0.86)   (0.86)    27.43     20.08      124,450
9/30/98.........   27.43     (0.33)     (6.36)      (6.69)      --     (2.40)   (2.40)    18.34    (25.52)      61,398
9/30/99.........   18.34     (0.35)      9.48        9.13       --     (1.40)   (1.40)    26.07     52.15       77,331
3/31/00(6)......   26.07     (0.32)     17.81       17.49       --     (4.97)   (4.97)    38.59     71.50      132,591
                                                                        Class II
                                                                        --------
2/02/98-
9/30/98(3)......  $21.11    $(0.19)    $(2.58)     $(2.77)    $ --    $   --   $   --    $18.34    (13.12)%   $    168
9/30/99.........   18.34     (0.40)      9.51        9.11       --     (1.40)   (1.40)    26.05     52.04        2,599
3/31/00(6)......   26.05     (0.34)     17.80       17.46       --     (4.97)   (4.97)    38.54     71.43        3,083
                                                                         Class Z
                                                                         -------
10/07/96-
9/30/97(3)......  $24.61    $(0.15)    $ 4.85      $ 4.70     $ --    $(0.86)  $(0.86)   $28.45     19.78 %   $    948
9/30/98.........   28.45     (0.07)     (6.65)      (6.72)      --     (2.40)   (2.40)    19.33    (24.64)         565
9/30/99.........   19.33     (0.07)     10.04        9.97       --     (1.40)   (1.40)    27.90     53.91        1,050
3/31/00(6)......   27.90     (0.13)     19.17       19.04       --     (4.97)   (4.97)    41.97     72.43        9,510
                                                                    NEW CENTURY FUND
                                                                    ----------------
                               Ratio of net
                                investment
                   Ratio of       income
                   expenses       (loss)
     Period       to average    to average     Portfolio
     Ended        net assets    net assets     turnover
---------------- ------------- --------------- ---------
                                                                         Class A
                                                                         -------
9/30/95.........  1.57%         (0.22)%           351%
9/30/96.........  1.53          (0.68)            240
9/30/97.........  1.72          (1.27)            343
9/30/98.........  1.50          (0.79)            292
9/30/99.........  1.48          (0.82)            177
3/31/00(6)......  1.43  (4)     (1.12)  (4)       105
                                                                         Class B
                                                                         -------
9/30/95.........  2.22%         (0.84)%           351%
9/30/96.........  2.16          (1.30)            240
9/30/97.........  2.34          (1.89)            343
9/30/98.........  2.14          (1.44)            292
9/30/99.........  2.12          (1.46)            177
3/31/00(6)......  2.07  (4)     (1.76)  (4)       105
                                                                        Class II
                                                                        --------
2/02/98-
9/30/98(3)......  2.15%(4)(5)   (1.35)%(4)(5)     292%
9/30/99.........  2.15  (5)     (1.60)  (5)       177
3/31/00(6)......  2.15  (4)(5)  (1.88)  (4)(5)    105
                                                                         Class Z
                                                                         -------
10/07/96-
9/30/97(3)......  1.07%(4)(5)   (0.67)%(4)(5)     343%
9/30/98.........  1.01  (5)     (0.30)  (5)       292
9/30/99.........  0.93  (5)     (0.28)  (5)       177
3/31/00(6)......  0.93  (4)(5)  (0.65)  (4)(5)    105

---------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                         9/30/97 9/30/98 9/30/99 3/31/00
                         ------- ------- ------- -------
   New Century Class
    II.................     --    13.58%  2.48%   0.10%
   New Century Class Z.   2.19%    1.85   4.95    1.65%

(6) Unaudited


See Notes to Financial Statements

 SunAmerica Equity Funds
 FINANCIAL HIGHLIGHTS - (continued)

                                                                 GROWTH AND INCOME FUND
                                                                 ----------------------
                                         Net
                                     gain(loss)
                              Net    on invest-    Total    Dividends Distri-
                 Net Asset  invest-  ments (both    from    from net  butions           Net Asset            Net Assets
                  Value,     ment     realized    invest-    invest-   from     Total    Value,                end of
     Period      beginning  income       and        ment      ment    capital  distri-   end of     Total      period
     Ended       of period (loss)(1) unrealized) operations  income    gains   butions   period   Return(2)   (000's)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- ---------  ----------
                                                                        Class A
                                                                        -------
9/30/95.........  $ 7.44    $ 0.32     $ 1.08      $ 1.40    $(0.30)  $(0.15)  $(0.45)   $ 8.39     19.53%    $  3,532
9/30/96.........    8.39      0.14       2.50        2.64     (0.17)   (0.39)   (0.56)    10.47     32.59       21,099
9/30/97.........   10.47      0.05       3.40        3.45     (0.03)   (0.44)   (0.47)    13.45     34.18       47,219
9/30/98.........   13.45      0.02       0.68        0.70        --    (1.35)   (1.35)    12.80      5.53       57,129
9/30/99.........   12.80     (0.02)      3.92        3.90        --    (0.47)   (0.47)    16.23     30.99       86,524
3/31/00(6)......   16.23     (0.04)      4.94        4.90        --    (0.66)   (0.66)    20.47     30.72      120,655
                                                                        Class B
                                                                        -------
9/30/95.........  $ 7.44    $ 0.35     $ 1.03      $ 1.38    $(0.28)  $(0.15)  $(0.43)   $ 8.39     19.19%    $  2,538
9/30/96.........    8.39      0.08       2.50        2.58     (0.13)   (0.39)   (0.52)    10.45     31.75       13,903
9/30/97.........   10.45     (0.03)      3.39        3.36     (0.01)   (0.44)   (0.45)    13.36     33.30       55,530
9/30/98.........   13.36     (0.07)      0.68        0.61        --    (1.35)   (1.35)    12.62      4.84       79,004
9/30/99.........   12.62     (0.12)      3.87        3.75        --    (0.47)   (0.47)    15.90     30.23      121,709
3/31/00(6)......   15.90     (0.10)      4.83        4.73        --    (0.66)   (0.66)    19.97     30.28      171,366
                                                                        Class II
                                                                        --------
2/02/98-
9/30/98(3)......  $12.78    $(0.04)    $(0.13)     $(0.17)   $   --   $   --   $   --    $12.61    (1.33)%    $    963
9/30/99.........   12.61     (0.12)      3.87        3.75        --    (0.47)   (0.47)    15.89     30.25       11,135
3/31/00(6)......   15.89     (0.11)      4.82        4.71        --    (0.66)   (0.66)    19.94     30.17       28,338
                                                                        Class Z
                                                                        -------
4/15/98-
9/30/98(3)......  $14.35    $ 0.04     $(1.55)     $(1.51)   $   --   $   --   $   --    $12.84    (10.52)%   $     93
9/30/99.........   12.84      0.07       3.93        4.00        --    (0.47)   (0.47)    16.37     31.69          218
3/31/00(6)......   16.37      0.00       4.99        4.99        --    (0.66)   (0.66)    20.70     31.01          322
                                                                 GROWTH AND INCOME FUND
                                                                 ----------------------
                             Ratio of net
                              investment
                  Ratio of      income
                  expenses      (loss)
     Period      to average   to average   Portfolio
     Ended       net assets   net assets   turnover
---------------- ----------- ------------- ---------
                                                                        Class A
                                                                        -------
9/30/95......... 0.46%(5)     4.16%(5)        230%
9/30/96......... 0.96(5)      1.52(5)         161
9/30/97......... 1.38(5)      0.45(5)         200
9/30/98......... 1.50         0.12            150
9/30/99......... 1.48        (0.13)            63
3/31/00(6)...... 1.44(4)     (0.46) (4)        33
                                                                        Class B
                                                                        -------
9/30/95......... 0.30%(5)     4.48%(5)        230%
9/30/96......... 1.58(5)      0.73(5)         161
9/30/97......... 2.05(5)     (0.27)(5)        200
9/30/98......... 2.13        (0.52)           150
9/30/99......... 2.11        (0.76)            63
3/31/00(6)...... 2.07(4)     (1.09)(4)         33
                                                                        Class II
                                                                        --------
2/02/98-
9/30/98(3)...... 2.15%(4)(5) (0.57)%(4)(5)    150%
9/30/99......... 2.15(5)     (0.80)(5)         63
3/31/00(6)...... 2.14(4)(5)  (1.18)(4)(5)      33
                                                                        Class Z
                                                                        -------
4/15/98-
9/30/98(3)...... 0.93%(4)(5)  0.57%(4)(5)     150%
9/30/99......... 0.93(5)      0.43(5)          63
3/31/00(6)...... 0.93(4)(5)   0.05(4)(5)       33

---------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                     9/30/95 9/30/96 9/30/97 9/30/98 9/30/99 3/31/00
                     ------- ------- ------- ------- ------- -------
   Growth and
    Income Class A.   2.96%   1.01%   0.22%      --      --      --
   Growth and
    Income Class B.   5.07    1.14    0.21       --      --      --
   Growth and
    Income Class
    II.............     --      --      --     6.99%   0.44%   0.03%
   Growth and
    Income Class Z.     --      --      --    28.17   21.57   13.22

(6)  Unaudited


See Notes to Financial Statements

 SunAmerica Equity Funds
 FINANCIAL HIGHLIGHTS - (continued)

                                                              "DOGS" OF WALL STREET FUND
                                                              --------------------------
                                         Net
                                     gain(loss)
                                     on invest-    Total    Dividends Distri-
                 Net Asset    Net    ments (both    from    from net  butions          Net Asset            Net Assets  Ratio of
                  Value,    invest-   realized    invest-    invest-   from    Total    Value,                end of    expenses
     Period      beginning   ment        and        ment      ment    capital distri-   end of     Total      period   to average
     Ended       of period income(1) unrealized) operations  income    gains  butions   period   Return(2)   (000's)   net assets
---------------- --------- --------- ----------- ---------- --------- ------- -------  --------- ---------  ---------- -----------
                                                                        Class A
                                                                        -------
6/08/98-
9/30/98(3)......  $12.50     $0.07     $(1.51)     $(1.44)   $   --    $  --  $   --    $11.06    (11.52)%   $16,672   0.95%(4)(5)
9/30/99.........   11.06      0.21       0.73        0.94     (0.13)      --   (0.13)    11.87      8.47      26,403   0.95(5)
3/31/00(6)......   11.87      0.11      (1.65)      (1.54)    (0.24)   (0.35)  (0.59)     9.74    (13.47)     12,824   0.95(4)(5)
                                                                        Class B
                                                                        -------
6/08/98-
9/30/98(3)......  $12.50     $0.04     $(1.51)     $(1.47)   $   --    $  --  $   --    $11.03    (11.76)%   $19,734   1.60%(4)(5)
9/30/99.........   11.03      0.14       0.72        0.86     (0.08)      --   (0.08)    11.81      7.82      55,526   1.60(5)
3/31/00(6)......   11.81      0.08      (1.65)      (1.57)    (0.17)   (0.35)  (0.52)     9.72    (13.74)     28,219   1.60(4)(5)
                                                                       Class II
                                                                       --------
6/08/98-
9/30/98(3)......  $12.50     $0.04     $(1.51)     $(1.47)   $   --    $  --  $   --    $11.03    (11.76)%   $20,108   1.60%(4)(5)
9/30/99.........   11.03      0.14       0.72        0.86     (0.08)      --   (0.08)    11.81      7.82      94,065   1.60(5)
3/31/00(6)......   11.81      0.08      (1.65)      (1.57)    (0.17)   (0.35)  (0.52)     9.72    (13.74)     36,914   1.60(4)(5)
                                                              "DOGS" OF WALL STREET FUND
                                                              --------------------------
                 Ratio of net
                  investment
                    income
     Period       to average  Portfolio
     Ended        net assets  turnover
---------------- ------------ ---------
                                                                        Class A
                                                                        -------
6/08/98-
9/30/98(3)...... 1.78%(4)(5)       0%
9/30/99......... 1.69(5)          35
3/31/00(6)...... 2.07(4)(5)       42
                                                                        Class B
                                                                        -------
6/08/98-
9/30/98(3)...... 1.39%(4)(5)       0%
9/30/99......... 1.08(5)          35
3/31/00(6)...... 1.42(4)(5)       42
                                                                       Class II
                                                                       --------
6/08/98-
9/30/98(3)...... 1.45%(4)(5)       0%
9/30/99......... 1.11(5)          35
3/31/00(6)...... 1.37(4)(5)       42

---------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                          9/30/98 9/30/99 3/31/00
                          ------- ------- -------
   "Dogs" of Wall Street
    Class A.............   0.43%   0.23%   0.22%
   "Dogs" of Wall Street
    Class B.............   0.58    0.22    0.21
   "Dogs" of Wall Street
    Class II............   0.50    0.19    0.19

(6) Unaudited

See Notes to Financial Statements

SunAmerica Balanced Assets Fund
PORTFOLIO OF INVESTMENTS -- March 31, 2000 (unaudited)

                                                                      Value
                  Security Description                     Shares    (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK -- 69.2%
Apparel & Textiles -- 0.3%
 Oakley, Inc.+...........................................  130,000 $  1,381,250
                                                                   ------------

Banks -- 2.4%
 Bank of New York Co., Inc. .............................   30,000    1,246,875
 Chase Manhattan Corp. ..................................   85,000    7,410,938
 Mellon Financial Corp. .................................   45,000    1,327,500
 Summit Bancorp. ........................................  110,000    2,887,500
                                                                   ------------
                                                                     12,872,813
                                                                   ------------

Broadcasting & Media -- 5.5%
 AT&T Corp - Liberty Media Group, Inc.+..................  100,000    5,925,000
 CBS Corp.+..............................................   90,000    5,096,250
 Comcast Corp., Class A+.................................  100,000    4,337,500
 Pegasus Communications Corp.+...........................   25,400    3,575,050
 Seagram Co., Ltd. ......................................   40,000    2,380,000
 Time Warner, Inc. ......................................   87,400    8,740,000
                                                                   ------------
                                                                     30,053,800
                                                                   ------------

Chemicals -- 0.4%
 du Pont (E.I.) de Nemours & Co. ........................   40,000    2,115,000
                                                                   ------------

Communication Equipment -- 4.5%
 Lucent Technologies, Inc................................   75,000    4,556,250
 Motorola, Inc. .........................................   50,000    7,118,750
 Nokia Corp., Class A ADR................................   30,000    6,517,500
 Nortel Networks Corp. ..................................   40,000    5,040,000
 QUALCOMM, Inc.+.........................................    8,000    1,194,500
                                                                   ------------
                                                                     24,427,000
                                                                   ------------

Computers & Business Equipment-- 11.4%
 Cisco Systems, Inc.+....................................  310,000   23,966,875
 Dell Computer Corp.+....................................   80,000    4,315,000
 Electronic Data Systems Corp. ..........................   40,000    2,567,500
 EMC Corp.+..............................................  120,000   15,000,000
 International Business Machines Corp....................   80,000    9,440,000
 Sun Microsystems, Inc.+.................................   70,000    6,559,219
                                                                   ------------
                                                                     61,848,594
                                                                   ------------

Conglomerate -- 6.6%
 General Electric Co. ...................................  130,000   20,174,375
 Schlumberger Ltd. ......................................  100,000    7,650,000
 Tyco International Ltd. ................................  165,000    8,229,375
                                                                   ------------
                                                                     36,053,750
                                                                   ------------


                                                                      Value
                  Security Description                     Shares    (Note 2)

Computer Software -- 4.4%
 Computer Associates International, Inc..................   30,000 $  1,775,625
 Microsoft Corp.+........................................  210,000   22,312,500
                                                                   ------------
                                                                     24,088,125
                                                                   ------------

Electronics -- 3.6%
 Intel Corp. ............................................   90,000   11,874,375
 Texas Instruments, Inc. ................................   50,000    8,000,000
                                                                   ------------
                                                                     19,874,375
                                                                   ------------

Energy Services -- 2.5%
 Baker Hughes, Inc. .....................................  100,000    3,025,000
 Halliburton Co. ........................................  100,000    4,100,000
 Nabors Industries, Inc.+................................   42,500    1,649,531
 Noble Drilling Corp.+...................................   55,000    2,279,063
 Transocean Sedco Forex, Inc. ...........................   55,000    2,822,187
                                                                   ------------
                                                                     13,875,781
                                                                   ------------

Energy Sources -- 2.1%
 Chevron Corp. ..........................................   30,000    2,773,125
 Exxon Mobil Corp. ......................................   60,406    4,700,342
 Royal Dutch Petroleum Co. ..............................   68,000    3,914,250
                                                                   ------------
                                                                     11,387,717
                                                                   ------------

Financial Services -- 6.0%
 American Express Co. ...................................   50,000    7,446,875
 Capital One Financial Corp. ............................   50,000    2,396,875
 Citigroup, Inc. ........................................  140,000    8,303,750
 Merrill Lynch & Co., Inc. ..............................   40,000    4,200,000
 Morgan Stanley Dean Witter & Co. .......................  100,000    8,156,250
 PaineWebber Group, Inc. ................................   50,000    2,200,000
                                                                   ------------
                                                                     32,703,750
                                                                   ------------

Forest Products -- 0.3%
 Georgia-Pacific Group...................................   40,000    1,582,500
                                                                   ------------

Internet Content -- 1.6%
 Yahoo!, Inc.+...........................................   50,000    8,568,750
                                                                   ------------

Machinery -- 1.0%
 SPX Corp. ..............................................   50,000    5,696,875
                                                                   ------------


SunAmerica Balanced Assets Fund
PORTFOLIO OF INVESTMENTS--March 31, 2000 (unaudited)--(continued)

                                                      Shares/
                                                  Principal Amount    Value
              Security Description                 (in thousands)    (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK (continued)
Metals & Mining -- 0.8%
 Alcoa, Inc. ....................................       60,000     $  4,215,000
                                                                   ------------

Pharmaceuticals -- 2.8%
 Biogen, Inc.+...................................       45,000        3,144,375
 Immunex Corp.+..................................       35,000        2,220,313
 MedImmune, Inc.+................................       15,000        2,611,875
 Merck & Co., Inc................................       30,000        1,863,750
 Pfizer, Inc.....................................      120,000        4,387,500
 Schering-Plough Corp............................       30,000        1,102,500
                                                                   ------------
                                                                     15,330,313
                                                                   ------------

Retail Stores -- 4.5%
 Gap, Inc........................................      110,000        5,479,375
 Home Depot, Inc.................................      115,000        7,417,500
 Target Corp. ...................................       20,000        1,495,000
 Wal-Mart Stores, Inc. ..........................      180,000        9,990,000
                                                                   ------------
                                                                     24,381,875
                                                                   ------------

Telecommunications -- 6.9%
 AT&T Corp.......................................      101,300        5,698,125
 Corning, Inc....................................       38,800        7,527,200
 General Motors Corp., Class H+..................       40,000        4,980,000
 JDS Uniphase Corp.+.............................       86,000       10,368,375
 MCI WorldCom, Inc.+.............................       85,000        3,851,562
 Sycamore Networks, Inc.+........................       40,000        5,160,000
                                                                   ------------
                                                                     37,585,262
                                                                   ------------

Utilities -- 1.6%
 Enron Corp......................................      100,000        7,487,500
 PECO Energy, Inc.+..............................       30,000        1,106,250
                                                                   ------------
                                                                      8,593,750
                                                                   ------------

Total Common Stock
 (cost $236,154,280).............................                   376,636,280
                                                                   ------------

BONDS & NOTES -- 8.5%
Aerospace & Military Technology -- 0.7%
 Lockheed Martin Corp.
  7.25% due 5/15/06..............................     $  4,000        3,833,320
                                                                   ------------
Automotive -- 0.9%
 Daimler Chrysler Corp.
  7.45% due 3/01/27..............................        5,000        4,905,200
                                                                   ------------



                                                  Principal Amount    Value
              Security Description                 (in thousands)    (Note 2)

Electronics -- 0.5%
 Texas Instruments, Inc.
  6.13% due 2/01/06..............................     $  3,000     $  2,791,050
                                                                   ------------

Financial Services -- 5.5%
 Bear Stearns Cos., Inc.
  6.63% due 1/15/04..............................        5,000        4,840,300
 CS First Boston Mortgage Securities Corp.
  6.48% due 5/17/08..............................        5,000        4,657,163
 Donaldson Lufkin & Jenrette, Inc.
  6.88% due 11/01/05.............................        2,000        1,915,260
 Ford Motor Credit Co.
  8.00% due 6/15/02..............................        5,000        5,056,300
 Goldman Sachs Group-L.P. 6.60% due 7/15/02......        5,000        4,924,981
 International Finance Corp. 7.13% due 4/06/05...        5,000        4,985,500
 Morgan Stanley Group, Inc. 6.88% due 3/01/07....        4,000        3,858,880
                                                                   ------------
                                                                     30,238,384
                                                                   ------------

Food, Beverage & Tobacco -- 0.9%
 Hershey Foods Corp.
  7.20% due 8/15/27..............................        5,000        4,700,050
                                                                   ------------

 Total Bonds & Notes
  (cost $47,877,394).............................                    46,468,004
                                                                   ------------

U.S. GOVERNMENT AND AGENCIES -- 17.1%
Federal National Mortgage Association -- 1.1%
 5.75% due 4/15/03 - 2/15/08.....................        4,620        4,409,422
 6.50% due 9/01/10...............................        1,785        1,734,041
                                                                   ------------
                                                                      6,143,463
                                                                   ------------

Overseas Private Investment Corp. -- 2.0%
 6.99% due 1/15/09...............................       11,017       10,840,527
                                                                   ------------

Small Business Administration -- 0.8%
 6.30% due 6/01/18...............................        4,619        4,283,423
                                                                   ------------

U.S. Treasury Bonds -- 0.1%
 6.13% due 8/15/29...............................          500          509,610
                                                                   ------------


SunAmerica Balanced Assets Fund
PORTFOLIO OF INVESTMENTS--March 31, 2000 (unaudited)--(continued)


                                                   Principal Amount    Value
               Security Description                 (in thousands)    (Note 2)

---------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCIES (continued)
U.S. Treasury Notes -- 13.1%
 5.88% due 11/15/04...............................     $ 16,000     $ 15,709,920
 6.00% due 8/15/09................................        5,000        4,936,700
 6.50% due 2/28/02 - 2/15/10......................       50,000       50,520,300
                                                                    ------------
                                                                      71,166,920
                                                                    ------------

Total U.S. Government and Agencies
 (cost $94,238,679)...............................                    92,943,943
                                                                    ------------

Total Investment Securities --   94.8%
 (cost $378,270,353)..............................                   516,048,227
                                                                    ------------
SHORT-TERM SECURITIES -- 5.3%
Federal National Mortgage Association -- 2.7%
 5.90% due 4/24/00................................       10,000        9,962,305
 5.63% due 3/15/01................................        5,000        4,950,000
                                                                    ------------
                                                                      14,912,305

U.S. Treasury Notes -- 2.6%
 5.82% due 3/01/01................................       15,000       14,183,833
                                                                    ------------
Total Short-Term Securities
 (cost $29,205,480)...............................                    29,096,138
                                                                    ------------

REPURCHASE AGREEMENT -- 0.5%
 Joint Repurchase Agreement with
  State Street Bank & Trust Co.
  (Note 2)
  (cost $2,616,000)...............................        2,616        2,616,000
                                                                    ------------
TOTAL INVESTMENTS --
 (cost $410,091,833)..............................        100.6%     547,760,365
Liabilities in excess of other assets.............         (0.6)      (3,027,013)
                                                       --------     ------------
NET ASSETS --                                             100.0%    $544,733,352
                                                       ========     ============

------
+Non-income producing security
ADR ("American Depository Receipt")

See Notes to Financial Statements

SunAmerica Blue Chip Growth Fund
PORTFOLIO OF INVESTMENTS--March 31, 2000 (unaudited)


                                                                    Value
                  Security Description                   Shares    (Note 2)
-----------------------------------------------------------------------------
COMMON STOCK -- 92.3%
Apparel & Textiles -- 0.5%
 Oakley, Inc.+.......................................... 103,000 $  1,094,375
                                                                 ------------
Banks -- 2.2%
 Bank of New York Co., Inc. ............................  30,000    1,246,875
 Chase Manhattan Corp. .................................  35,000    3,051,563
 Mellon Financial Corp. ................................  24,500      722,750
                                                                 ------------
                                                                    5,021,188
                                                                 ------------
Broadcasting & Media -- 7.1%
 AT&T Corp.-Liberty Media Group, Inc.+..................  60,000    3,555,000
 CBS Corp.+.............................................  40,000    2,265,000
 Comcast Corp., Class A+................................  50,000    2,168,750
 Pegasus Communications Corp.+..........................  12,500    1,759,375
 Seagram Co., Ltd. .....................................  35,000    2,082,500
 Time Warner, Inc. .....................................  40,000    4,000,000
                                                                 ------------
                                                                   15,830,625
                                                                 ------------
Chemicals -- 0.2%
 du Pont (E.I.) de Nemours & Co. .......................  10,000      528,750
                                                                 ------------
Communication Equipment -- 11.2%
 Juniper Networks, Inc.+................................  10,000    2,635,625
 Lucent Technologies, Inc. .............................  40,000    2,430,000
 Motorola, Inc. ........................................  30,000    4,271,250
 Nokia Corp., Class A ADR...............................  30,000    6,517,500
 Nortel Networks Corp. .................................  20,000    2,520,000
 P-Com, Inc.+...........................................  45,000      832,500
 QUALCOMM, Inc.+........................................  40,000    5,972,500
                                                                 ------------
                                                                   25,179,375
                                                                 ------------
Computers & Business Equipment -- 12.3%
 Cisco Systems, Inc.+................................... 130,000   10,050,625
 Dell Computer Corp.+...................................  40,000    2,157,500
 Electronic Data Systems Corp. .........................  30,000    1,925,625
 EMC Corp.+.............................................  60,000    7,500,000
 International Business Machines Corp. .................  30,000    3,540,000
 Sun Microsystems, Inc.+................................  25,000    2,342,578
                                                                 ------------
                                                                   27,516,328
                                                                 ------------


                                                                      Value
                   Security Description                    Shares    (Note 2)

Conglomerate -- 7.1%
 General Electric Co. ....................................  55,000 $  8,535,312
 Schlumberger Ltd. .......................................  50,000    3,825,000
 Tyco International Ltd. .................................  70,000    3,491,250
                                                                   ------------
                                                                     15,851,562
                                                                   ------------
Computer Software -- 4.8%
 Computer Associates International, Inc. .................  20,000    1,183,750
 Microsoft Corp.+.........................................  90,000    9,562,500
                                                                   ------------
                                                                     10,746,250
                                                                   ------------
Electronics -- 9.4%
 Applied Materials, Inc.+.................................  50,000    4,712,500
 Conexant Systems, Inc.+..................................  40,000    2,840,000
 Flextronics International Ltd.+..........................  63,000    4,437,563
 Intel Corp. .............................................  45,000    5,937,187
 Texas Instruments, Inc. .................................  20,000    3,200,000
                                                                   ------------
                                                                     21,127,250
                                                                   ------------
Energy Services -- 3.1%
 Baker Hughes, Inc. ......................................  40,000    1,210,000
 Halliburton Co. .........................................  45,000    1,845,000
 Nabors Industries, Inc.+.................................  25,000      970,313
 Noble Drilling Corp.+....................................  31,000    1,284,563
 Transocean Sedco Forex, Inc. ............................  31,000    1,590,687
                                                                   ------------
                                                                      6,900,563
                                                                   ------------
Energy Sources -- 2.5%
 Chevron Corp.............................................  15,000    1,386,562
 Exxon Mobil Corp. .......................................  33,003    2,568,046
 Royal Dutch Petroleum Co. ...............................  30,000    1,726,875
                                                                   ------------
                                                                      5,681,483
                                                                   ------------
Financial Services -- 7.1%
 American Express Co. ....................................  25,000    3,723,437
 Capital One Financial Corp. .............................  30,000    1,438,125
 Citigroup, Inc. .........................................  67,500    4,003,594
 Merrill Lynch & Co., Inc. ...............................  20,000    2,100,000
 Morgan Stanley Dean Witter & Co. ........................  40,000    3,262,500
 PaineWebber Group, Inc. .................................  30,000    1,320,000
                                                                   ------------
                                                                     15,847,656
                                                                   ------------

SunAmerica Blue Chip Growth Fund
PORTFOLIO OF INVESTMENTS--March 31, 2000 (unaudited)--(continued)


                                                                      Value
                   Security Description                    Shares    (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK (continued)

Forest Products -- 0.2%
 Georgia-Pacific Group....................................  12,500 $    494,531
                                                                   ------------

Internet Content -- 1.9%
 Internet Capital Group, Inc.+............................   8,500      767,656
 Yahoo!, Inc.+............................................  20,000    3,427,500
                                                                   ------------
                                                                      4,195,156
                                                                   ------------

Internet Software -- 0.2%
 Netpliance, Inc.+........................................  30,000      435,000
                                                                   ------------

Machinery -- 1.0%
 SPX Corp. ...............................................  20,000    2,278,750
                                                                   ------------

Metals & Mining -- 0.6%
 Alcoa, Inc. .............................................  20,000    1,405,000
                                                                   ------------

Pharmaceuticals -- 3.2%
 Biogen, Inc.+............................................  20,000    1,397,500
 Immunex Corp.+...........................................  24,200    1,535,188
 MedImmune, Inc.+.........................................  10,000    1,741,250
 Merck & Co., Inc. .......................................  10,000      621,250
 Pfizer, Inc. ............................................  38,000    1,389,375
 Schering-Plough Corp. ...................................  15,000      551,250
                                                                   ------------
                                                                      7,235,813
                                                                   ------------

Retail Stores -- 6.3%
 Best Buy Co., Inc.+......................................  20,000    1,720,000
 Gap, Inc. ...............................................  55,000    2,739,688
 Home Depot, Inc. ........................................  60,000    3,870,000
 Target Corp. ............................................  20,000    1,495,000
 Wal-Mart Stores, Inc. ...................................  75,000    4,162,500
                                                                   ------------
                                                                     13,987,188
                                                                   ------------


                                                       Shares/
                                                   Principal Amount    Value
               Security Description                 (in thousands)    (Note 2)

Telecommunications -- 9.6%
 AT&T Corp. .....................................       55,000      $  3,093,750
 Corning, Inc. ..................................       16,000         3,104,000
 General Motors Corp., Class H+..................       30,000         3,735,000
 JDS Uniphase Corp.+.............................       50,000         6,028,125
 MCI WorldCom, Inc.+.............................       37,500         1,699,218
 PanAmSat Corp.+.................................       24,700         1,211,844
 Sycamore Networks, Inc.+........................       20,000         2,580,000
                                                                    ------------
                                                                      21,451,937
                                                                    ------------

Utilities -- 1.8%
 Enron Corp. ....................................       40,000         2,995,000
 PECO Energy, Inc.+..............................       30,000         1,106,250
                                                                    ------------
                                                                       4,101,250
                                                                    ------------

Total Investment Securities -- 92.3%
 (cost $126,823,834).............................                    206,910,030
                                                                    ------------

REPURCHASE AGREEMENT-- 4.3%
 Joint Repurchase Agreement with
  State Street Bank & Trust Co.
  (Note 2)
 (cost $9,748,000)...............................       $9,748         9,748,000
                                                                    ------------
TOTAL INVESTMENTS --
 (cost $136,571,834).............................         96.6%      216,658,030
Other assets less liabilities....................          3.4         7,576,205
                                                       -------      ------------
NET ASSETS --                                            100.0%     $224,234,235
                                                       =======      ============

------
+ Non-income producing security
ADR ("American Depository Receipt")

See Notes to Financial Statements

SunAmerica Growth Opportunities Fund
PORTFOLIO OF INVESTMENTS--March 31, 2000 (unaudited)

                                                                      Value
                   Security Description                     Shares   (Note 2)
-------------------------------------------------------------------------------
COMMON STOCK -- 84.2%
Business Services -- 0.4%
 eXcelon Corp+............................................. 90,000 $  1,012,500
                                                                   ------------

Broadcasting & Media -- 0.9%
 Sirius Satellite Radio, Inc.+............................. 22,500    1,282,500
 UnitedGlobalCom, Inc.+.................................... 10,000      750,625
                                                                   ------------
                                                                      2,033,125
                                                                   ------------

Communication Equipment -- 4.9%
 Advanced Fibre Communications, Inc.+...................... 30,000    1,880,625
 Foundry Networks, Inc.+................................... 12,500    1,796,875
 JNI Corp.+................................................ 30,000    1,526,250
 Juniper Networks, Inc.+...................................  9,000    2,372,062
 Mitel Corp.+.............................................. 45,000    1,105,313
 Motorola, Inc. ........................................... 16,625    2,366,984
 RIT Technologies Ltd.+.................................... 45,000      483,750
                                                                   ------------
                                                                     11,531,859
                                                                   ------------

Computers & Business Equipment -- 3.0%
 EMC Corp.+................................................ 20,000    2,500,000
 Network Appliance, Inc.+.................................. 20,000    1,655,000
 VERITAS Software Corp.+................................... 22,500    2,947,500
                                                                   ------------
                                                                      7,102,500

                                                                   ------------
Computer Software -- 7.4%
 ActivCard S.A.+...........................................  7,700      328,213
 Adobe Systems, Inc........................................ 20,000    2,226,250
 BEA Systems, Inc.+........................................ 20,000    1,467,500
 Citrix Systems, Inc.+..................................... 40,000    2,650,000
 Cysive, Inc.+............................................. 22,800    1,561,800
 Documentum, Inc.+......................................... 30,000    2,340,000
 New Era of Networks, Inc.+................................ 25,000      981,250
 Peregrine Systems, Inc.+.................................. 35,000    2,347,188
 Puma Technology, Inc.+.................................... 20,000    1,012,500
 Siebel Systems, Inc.+..................................... 20,000    2,388,750
                                                                   ------------
                                                                     17,303,451
                                                                   ------------

Electronics -- 14.3%
 Analog Devices, Inc.+..................................... 20,000    1,611,250
 Applied Micro Circuits Corp.+............................. 20,000    3,001,250
 Atmel Corp.+.............................................. 80,000    4,130,000
 Conexant Systems, Inc.+................................... 20,000    1,420,000
 Electroglas, Inc.+........................................ 40,000    1,370,000
 Flextronics International Ltd.+........................... 30,000    2,113,125

                                                                      Value
                   Security Description                    Shares    (Note 2)
Electronics (continued)
 Lam Research Corp.+......................................  45,000 $  2,027,812
 LTX Corp.+...............................................  40,000    1,807,500
 Metalink Ltd.+...........................................  36,000    1,381,500
 MKS Instruments, Inc.+...................................  30,000    1,515,000
 National Semiconductor Corp.+............................  30,000    1,818,750
 Nu Horizons Electronics Corp.+...........................  40,000      885,000
 Pericom Semiconductor Corp.+.............................  40,000    1,427,500
 PMC-Sierra, Inc.+........................................  10,000    2,036,875
 QLogic Corp.+............................................  20,000    2,710,000
 TelCom Semiconductor, Inc.+..............................  45,000    1,361,250
 Varian Semiconductor Equipment Associates, Inc.+.........  15,000      954,375
 Vitesse Semiconductor Corp.+.............................  20,000    1,925,000
                                                                   ------------
                                                                     33,496,187
                                                                   ------------

Energy Services -- 11.1%
 Avista Corp. ............................................  45,000    1,833,750
 Baker Hughes, Inc. ......................................  30,000      907,500
 Diamond Offshore Drilling, Inc. .........................  60,000    2,396,250
 Global Marine, Inc.+.....................................  95,000    2,410,625
 Halliburton Co. .........................................  40,000    1,640,000
 Marine Drilling Cos., Inc.+.............................. 105,000    2,880,937
 Patterson Energy, Inc.+.................................. 110,000    3,492,500
 R & B Falcon Corp.+......................................  50,000      984,375
 Rowan Cos., Inc.+........................................  80,000    2,355,000
 Smith International, Inc.+...............................  30,000    2,325,000
 Transocean Sedco Forex, Inc. ............................  70,000    3,591,875
 Weatherford International, Inc.+.........................  20,000    1,178,750
                                                                   ------------
                                                                     25,996,562
                                                                   ------------

Financial Services -- 4.3%
 Goldman Sachs Group, Inc. ...............................  30,000    3,153,750
 Lehman Brothers Holdings, Inc. ..........................  15,000    1,455,000
 Merrill Lynch & Co., Inc. ...............................  30,000    3,150,000
 Morgan Stanley Dean Witter & Co. ........................  30,000    2,446,875
                                                                   ------------
                                                                     10,205,625
                                                                   ------------

Household Products -- 0.8%
 Warner-Lambert Co. ......................................  20,000    1,950,000
                                                                   ------------


SunAmerica Growth Opportunities Fund
PORTFOLIO OF INVESTMENTS--March 31, 2000 (unaudited)--(continued)

                                                                      Value
                   Security Description                     Shares   (Note 2)
-------------------------------------------------------------------------------
COMMON STOCK (continued)
Internet Content -- 2.1%
 Allscripts, Inc.+......................................... 15,000 $    901,875
 CMGI, Inc.+............................................... 21,600    2,447,550
 Internet Capital Group, Inc.+.............................  7,000      632,188
 Vicinity Corp.+...........................................    400       13,900
 Yahoo!, Inc.+.............................................  6,000    1,028,250
                                                                   ------------
                                                                      5,023,763
                                                                   ------------

Internet Software -- 4.9%
 BroadVision, Inc.+........................................ 30,000    1,346,250
 Commerce One, Inc.+.......................................  8,000    1,194,000
 Entrade, Inc.+*........................................... 45,000    1,250,437
 Inktomi Corp.+............................................ 20,000    3,900,000
 Interliant, Inc.+......................................... 40,000    1,130,000
 USinternetworking, Inc.+.................................. 45,000    1,743,750
 Verio, Inc.+.............................................. 20,000      901,250
                                                                   ------------
                                                                     11,465,687
                                                                   ------------

Machinery -- 1.9%
 Kulicke & Soffa Industries, Inc.+......................... 30,000    1,921,875
 National-Oilwell, Inc.+................................... 80,000    2,470,000
                                                                   ------------
                                                                      4,391,875
                                                                   ------------

Medical Products -- 6.9%
 ABIOMED, Inc.+............................................ 15,000      607,500
 Affymetrix, Inc.+......................................... 10,000    1,484,375
 ArQule, Inc.+............................................. 45,000      607,500
 CuraGen Corp.+............................................ 44,000    2,057,000
 Forest Laboratories, Inc.................................. 30,000    2,535,000
 Gene Logic, Inc.+......................................... 25,000    1,051,562
 Genzyme Molecular Oncology+............................... 20,000    1,002,500
 Genzyme Surgical Products+................................  1,790       21,033
 Invitrogen Corp.+......................................... 20,300    1,178,669
 Millenium Pharmaceuticals, Inc.+.......................... 15,000    1,948,125
 Molecular Devices Corp....................................  3,800      291,650
 PE Corp. - PE Biosystems Group............................ 22,000    2,123,000
 PE Corp. - Celera Genomics Group.......................... 15,000    1,373,437
                                                                   ------------
                                                                     16,281,351
                                                                   ------------


                                                                      Value
                   Security Description                     Shares   (Note 2)
Metals & Mining -- 1.9%
 American Superconductor Corp.............................. 15,000 $    667,500
 Lone Star Technologies, Inc.+............................. 40,000    1,865,000
 Maverick Tube Corp.+...................................... 60,000    1,946,250
                                                                   ------------
                                                                      4,478,750
                                                                   ------------

Pharmaceuticals -- 9.6%
 Biogen, Inc.+............................................. 15,000    1,048,125
 Celgene Corp.+............................................ 15,000    1,493,437
 Cell Therapeutics, Inc.................................... 45,000    1,054,688
 COR Therapeutics, Inc.+................................... 15,000      988,828
 CV Therapeutics, Inc.+.................................... 23,000    1,154,313
 Human Genome Sciences, Inc.+.............................. 15,000    1,245,938
 Immunex Corp.+............................................ 30,000    1,903,125
 Maxim Pharmaceuticals, Inc. .............................. 42,000    1,971,375
 Medarex, Inc.+............................................ 25,000    1,256,250
 MedImmune, Inc.+..........................................  9,000    1,567,125
 Merck & Co., Inc. ........................................ 45,000    2,795,625
 Pfizer, Inc. ............................................. 45,000    1,645,312
 Schering-Plough Corp. .................................... 65,000    2,388,750
 SuperGen, Inc.+........................................... 27,000    1,296,000
 Valentis, Inc.+........................................... 70,000      796,250
                                                                   ------------
                                                                     22,605,141
                                                                   ------------

Telecommunications -- 8.8%
 Allied Riser Communications Corp.+........................ 35,000    1,216,250
 Avanex Corp.+............................................. 10,200    1,547,850
 Corning, Inc.............................................. 20,000    3,880,000
 E-Tek Dynamics, Inc.+..................................... 10,000    2,352,500
 EchoStar Communications Corp., Class A+................... 60,000    4,740,000
 Globecomm Systems, Inc.+.................................. 10,000      266,875
 Harmonic, Inc.+........................................... 15,000    1,248,750
 JDS Uniphase Corp.+....................................... 20,000    2,411,250
 Sycamore Networks, Inc.+.................................. 12,000    1,548,000
 Western Wireless Corp., Class A+.......................... 15,000      687,188
 WorldQuest Networks, Inc.+................................ 30,000      742,500
                                                                   ------------
                                                                     20,641,163
                                                                   ------------

Utilities -- 1.0%
 Enron Corp. .............................................. 30,000    2,246,250
                                                                   ------------
Total Investment Securities -- 84.2%
 (cost $136,510,671).......................................         197,765,789
                                                                   ------------


SunAmerica Growth Opportunities Fund
PORTFOLIO OF INVESTMENTS--March 31, 2000 (unaudited)--(continued)

                                                   Principal Amount    Value
               Security Description                 (in thousands)    (Note 2)

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 14.6%
 Joint Repurchase Agreement with State Street Bank
  & Trust Co. (Note 2)
  (cost $34,403,000)..............................     $34,403      $ 34,403,000
                                                                    ------------
TOTAL INVESTMENTS -- (cost $170,913,671)..........        98.8%      232,168,789
Other assets less liabilities.....................         1.2         2,879,068
                                                       -------      ------------
NET ASSETS --                                            100.0%     $235,047,857
                                                       =======      ============

------
+ Non-income producing security
* Fair valued security (See Note 2)

See Notes to Financial Statements

SunAmerica New Century Fund
PORTFOLIO OF INVESTMENTS--March 31, 2000 (unaudited)

                                                                    Value
                  Security Description                   Shares    (Note 2)

-----------------------------------------------------------------------------
COMMON STOCK -- 91.3%
Aerospace & Military Technology -- 0.4%
 HEICO Corp., Class A................................... 100,300 $  1,404,200
                                                                 ------------

Broadcasting & Media -- 3.4%
 Cinar Corp., Class B+*................................. 148,400      742,000
 Entercom Communications Corp.+.........................  65,000    3,315,000
 Pegasus Communications Corp.+..........................  43,300    6,094,475
 Spanish Broadcasting Systems, Inc.+.................... 146,400    3,433,538
                                                                 ------------
                                                                   13,585,013
                                                                 ------------

Business Services -- 3.3%
 Amdocs, Ltd. ..........................................  89,800    6,617,138
 Mobile Mini, Inc.+..................................... 115,300    2,248,350
 Paychex, Inc. .........................................  80,000    4,190,000
                                                                 ------------
                                                                   13,055,488
                                                                 ------------

Communication Equipment -- 4.8%
 ANADIGICS, Inc.+.......................................  37,900    2,501,400
 ArrowPoint Communications, Inc.+.......................   5,000      592,422
 Digital Microwave Corp.+...............................  93,200    3,157,150
 Extreme Networks, Inc.+................................  17,600    1,390,400
 Netro Corp.+...........................................  22,700    1,475,855
 Nextel Partners, Inc.+.................................  26,000      754,000
 P-Com, Inc.+...........................................  79,800    1,476,300
 Powerwave Technologies, Inc.+..........................  35,300    4,412,500
 Proxim, Inc.+..........................................  26,800    3,430,400
                                                                 ------------
                                                                   19,190,427
                                                                 ------------

Computers & Business Equipment -- 1.7%
 Network Appliance, Inc.+...............................  80,400    6,653,100
                                                                 ------------

Computer Software -- 8.4%
 CheckFree Holdings Corp.+..............................  44,200    3,116,100
 Documentum, Inc.+......................................  81,300    6,341,400
 DSET Corp.+............................................  25,600      472,000
 Entrust Technologies, Inc.+............................  60,800    5,172,750
 i2 Technologies, Inc.+.................................  30,800    3,761,450
 Micromuse, Inc.+.......................................  33,800    4,691,862
 Mission Critical Software, Inc.+.......................  42,100    2,573,363
 New Era of Networks, Inc.+.............................  14,600      573,050
 Siebel Systems, Inc.+@.................................  53,800    6,425,737
                                                                 ------------
                                                                   33,127,712
                                                                 ------------

Education -- 0.4%
 Career Education Corp.+................................  40,000    1,400,000
                                                                 ------------

Electronics -- 3.7%
 Broadcom Corp.@........................................  46,000   11,172,250
 PMC-Sierra, Inc.+......................................  17,000    3,462,687
                                                                 ------------
                                                                   14,634,937
                                                                 ------------

                                                                      Value
                   Security Description                    Shares    (Note 2)


Energy Services -- 15.8%
 BJ Services Co.+......................................... 183,600 $ 13,563,450
 Diamond Offshore Drilling, Inc. .........................  76,600    3,059,212
 Global Marine, Inc.+..................................... 121,600    3,085,600
 Nabors Industries, Inc.+................................. 105,200    4,083,075
 Precision Drilling Corp.+................................ 181,000    6,040,875
 R & B Falcon Corp.+......................................  98,600    1,941,188
 Smith International, Inc.+............................... 178,500   13,833,750
 Transocean Sedco Forex, Inc.............................. 108,300    5,557,144
 Weatherford International, Inc.+......................... 197,400   11,634,262
                                                                   ------------
                                                                     62,798,556
                                                                   ------------

Financial Services -- 0.2%
 Raymond James Financial, Inc. ...........................  47,100      977,325
                                                                   ------------

Internet Content -- 5.4%
 Critical Path, Inc.+@....................................  35,600    3,026,000
 DoubleClick, Inc.+.......................................   8,500      795,813
 Internet Capital Group, Inc.+............................  11,600    1,047,625
 Stamps.com, Inc.+........................................ 115,400    2,228,662
 VeriSign, Inc.+..........................................  22,500    3,363,750
 Yahoo!, Inc.+............................................  63,700   10,916,587
                                                                   ------------
                                                                     21,378,437
                                                                   ------------

Internet Software -- 18.1%
 Agile Software Corp.+....................................  30,000    1,875,000
 America Online, Inc.+....................................  59,200    3,981,200
 Ariba, Inc.+.............................................  11,100    2,326,838
 Art Technology Group, Inc.+..............................  48,700    3,198,981
 BroadVision, Inc.+....................................... 103,500    4,644,562
 Clarent Corp.+...........................................  24,600    2,218,613
 Commerce One, Inc.+......................................   7,400    1,104,450
 Covad Communications Group, Inc.+........................  43,600    3,161,000
 Engage Technologies, Inc.+...............................  31,700    2,419,106
 Entrade, Inc.+*..........................................  40,000    1,111,500
 E.piphany, Inc.+.........................................   6,500      868,156
 Eprise Corp.+............................................  10,000      157,500
 Harbinger Corp.+.........................................  81,300    2,367,863
 Inktomi Corp.+@..........................................  43,100    8,404,500
 Kana Communications, Inc.+...............................  16,900    1,149,200
 Liberate Technologies, Inc.+.............................  17,500    1,098,125
 Macromedia, Inc.+........................................  44,300    4,000,844
 Netopia, Inc.+...........................................  69,800    5,021,237
 Netpliance, Inc.+........................................  10,000      145,000

SunAmerica New Century Fund
PORTFOLIO OF INVESTMENTS--March 31, 2000 (unaudited)--(continued)


                                                                      Value
                   Security Description                    Shares    (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK (continued)
Internet Software (continued)
 Portal Software, Inc.+...................................  47,300 $  2,693,144
 RealNetworks, Inc.+......................................  21,500    1,224,156
 Rhythms NetConnections, Inc.+............................  42,700    1,571,894
 Software.com, Inc.+......................................  25,400    3,273,425
 Vignette Corp.+..........................................  48,400    7,756,100
 Vitria Technology, Inc.+.................................  10,700    1,078,694
 WatchGuard Technologies, Inc.+...........................  53,000    4,770,000
                                                                   ------------
                                                                     71,621,088
                                                                   ------------

Leisure & Tourism -- 0.6%
 Bally Total Fitness Holding Corp.+.......................  95,200    2,332,400
                                                                   ------------

Machinery -- 1.0%
 Kulicke & Soffa Industries, Inc.+........................  65,000    4,164,063
                                                                   ------------


Medical Products -- 5.8%
 Affymetrix, Inc.+........................................  38,500    5,714,844
 Alkermes, Inc.+..........................................  50,900    4,708,250
 CuraGen Corp.+...........................................  34,200    1,598,850
 Invitrogen Corp.+........................................  65,400    3,797,288
 Lynx Therapeutics, Inc.+.................................  37,300    1,109,675
 Millenium Pharmaceuticals, Inc.+.........................  24,600    3,194,925
 Visible Genetics, Inc.+..................................  77,200    2,856,400
                                                                   ------------
                                                                     22,980,232
                                                                   ------------

Metals & Mining -- 0.5%
 Maverick Tube Corp.+.....................................  66,600    2,160,338
                                                                   ------------

Pharmaceuticals -- 5.5%
 Aclara Biosciences, Inc.+................................   5,000      197,187
 Cephalon, Inc.+.......................................... 123,300    4,623,750
 Genome Therapeutics Corp.+...............................  53,200    1,253,525
 MedImmune, Inc.+.........................................  33,500    5,833,187
 Myriad Genetics, Inc.+...................................  86,000    5,181,500
 QLT PhotoTherapeutics, Inc.+.............................  82,800    4,574,700
                                                                   ------------
                                                                     21,663,849
                                                                   ------------

Retail Stores -- 6.2%
 Home Depot, Inc. ........................................  68,000    4,386,000
 Linens 'n Things, Inc. ..................................  34,000    1,164,500
 Lowe's Cos., Inc. .......................................  68,000    3,969,500
 Martha Stewart Living Omnimedia, Inc.+...................   1,000       27,000
 Sotheby's Holdings, Inc., Class A........................  20,100      370,594
 Sunglass Hut International, Inc.+........................ 198,200    1,548,437
 Talbots, Inc. ........................................... 113,700    6,694,087
 Wal-Mart Stores, Inc. ...................................  67,400    3,740,700
 Yankee Candle Co., Inc.+................................. 166,300    2,629,619
                                                                   ------------
                                                                     24,530,437
                                                                   ------------

                                                  Shares/Contracts/
                                                  Principal Amount     Value
              Security Description                 (in thousands)     (Note 2)

Telecommunications -- 4.8%
 AirGate PCS, Inc.+.............................        37,000      $  3,903,500
 Copper Mountain Networks, Inc.+................        21,000         1,720,687
 EchoStar Communications Corp., Class A+........        86,600         6,841,400
 General Motors Corp., Class H+.................        51,900         6,461,550
                                                                    ------------
                                                                      18,927,137
                                                                    ------------
Transportation -- 1.3%
 Oshkosh Truck Corp ............................        76,500         2,376,281
 RailWorks Corp.+...............................       278,900         2,823,863
                                                                    ------------
                                                                       5,200,144
                                                                    ------------
Total Common Stock
 (cost $260,106,325)............................                     361,784,883
                                                                    ------------
PUT OPTIONS -- 0.4%
 BroadVision, Inc.
 $65 exp. 5/00..................................           494         1,130,025
 S & P 500 Index $1,400 exp. 4/00...............            36            21,600
 Vignette Corp.
  $210 exp. 5/00................................            93           589,387
                                                                    ------------
Total Put Options
 (cost $989,819)................................                       1,741,012
                                                                    ------------
Total Investment Securities -- 91.7% (cost
 $261,096,144)..................................                     363,525,895
                                                                    ------------
REPURCHASE AGREEMENT -- 3.1%
 Joint Repurchase Agreement with State Street
  Bank & Trust Co. (Note 2)
  (cost $12,361,000)............................       $12,361        12,361,000
                                                                    ------------
TOTAL INVESTMENTS --
 (cost $272,226,475)............................          94.8%      375,886,895
Total written options...........................          (0.8)       (3,231,600)
Other assets less liabilities...................           6.0        23,747,409
                                                       -------      ------------
NET ASSETS --                                            100.0%     $396,402,704
                                                       =======      ============

------
+ Non-income producing security
* Fair valued security (See Note 2)
@ The security or a portion thereof has been segregated as collateral for the written option contracts.

SunAmerica New Century Fund
PORTFOLIO OF INVESTMENTS--March 31, 2000 (unaudited)--(continued)

Open Covered Written Options


                                                  Expiration Strike
                Options                 Contracts    Date    Price     Value
--------------------------------------------------------------------------------
Broadcom Corp. (call)..................    356       5/00     $220  $ 1,610,900
Critical Path, Inc. (call).............    166       5/00       75      319,550
Inktomi Corp. (call)...................    272       5/00      200      700,400
Siebel Systems, Inc. (call)............    270       5/00      110      600,750
                                                                    -----------
Total Open Covered Written Options
 (proceeds $2,710,790)............................................. $(3,231,600)
                                                                    ===========

------
See Notes to Financial Statements

SunAmerica Growth and Income Fund
PORTFOLIO OF INVESTMENTS--March 31, 2000 (unaudited)


                                                                      Value
                   Security Description                    Shares    (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK -- 93.0%
Banks -- 2.1%
 Bank of New York Co., Inc. ..............................  30,000 $  1,246,875
 Chase Manhattan Corp. ...................................  45,000    3,923,438
 Mellon Financial Corp. ..................................  30,000      885,000
 Summit Bancorp. .........................................  30,000      787,500
                                                                   ------------
                                                                      6,842,813
                                                                   ------------

Broadcasting & Media -- 8.4%
 AT&T Corp. - Liberty Media Group Inc.+................... 110,000    6,517,500
 CBS Corp.+...............................................  45,300    2,565,113
 Comcast Corp., Class A+..................................  60,000    2,602,500
 Emmis Communications Corp.+..............................  50,000    2,325,000
 Pegasus Communications Corp.+............................  20,900    2,941,675
 Seagram Co., Ltd. .......................................  55,000    3,272,500
 Time Warner, Inc. .......................................  50,000    5,000,000
 USA Networks, Inc.+......................................  70,000    1,579,375
                                                                   ------------
                                                                     26,803,663
                                                                   ------------

Chemicals -- 0.3%
 du Pont (E.I.) de Nemours & Co. .........................  20,000    1,057,500
                                                                   ------------

Communication Equipment -- 7.7%
 Juniper Networks, Inc.+..................................  10,000    2,635,625
 Lucent Technologies, Inc. ...............................  50,000    3,037,500
 Motorola, Inc. ..........................................  40,000    5,695,000
 Nokia Corp., Class A ADR.................................  30,000    6,517,500
 Nortel Networks Corp. ...................................  25,000    3,150,000
 QUALCOMM, Inc.+..........................................  24,000    3,583,500
                                                                   ------------
                                                                     24,619,125
                                                                   ------------

Computers & Business Equipment-- 12.6%
 Cisco Systems, Inc.+..................................... 190,000   14,689,375
 Dell Computer Corp.+.....................................  60,000    3,236,250
 Electronic Data Systems Corp. ...........................  35,000    2,246,562
 EMC Corp.+...............................................  80,000   10,000,000
 International Business Machines Corp.....................  55,000    6,490,000
 Sun Microsystems, Inc.+..................................  40,000    3,748,125
                                                                   ------------
                                                                     40,410,312
                                                                   ------------

Conglomerate -- 7.6%
 General Electric Co. ....................................  80,000   12,415,000
 Schlumberger Ltd. .......................................  60,000    4,590,000
 Tyco International Ltd. ................................. 145,000    7,231,875
                                                                   ------------
                                                                     24,236,875
                                                                   ------------

Computer Software -- 4.3%
 Microsoft Corp.+......................................... 130,000   13,812,500
                                                                   ------------



                                                                      Value
                   Security Description                    Shares    (Note 2)

Electronics -- 8.4%
 Applied Materials, Inc.+.................................  40,000 $  3,770,000
 Conexant Systems, Inc.+..................................  61,800    4,387,800
 Flextronics International Ltd.+..........................  83,000    5,846,313
 Intel Corp. .............................................  65,000    8,575,937
 Texas Instruments, Inc. .................................  27,400    4,384,000
                                                                   ------------
                                                                     26,964,050
                                                                   ------------

Energy Services -- 3.2%
 Baker Hughes, Inc. ......................................  60,000    1,815,000
 Halliburton Co. .........................................  65,000    2,665,000
 Nabors Industries, Inc.+.................................  33,200    1,288,575
 Noble Drilling Corp.+....................................  50,000    2,071,875
 Transocean Sedco Forex, Inc. ............................  50,000    2,565,625
                                                                   ------------
                                                                     10,406,075
                                                                   ------------

Energy Sources -- 5.0%
 Chevron Corp. ...........................................  15,000    1,386,562
 Coastal Corp. ...........................................  80,000    3,680,000
 Exxon Mobil Corp. .......................................  76,604    5,960,749
 Kerr-McGee Corp. ........................................  49,000    2,829,750
 Royal Dutch Petroleum Co. ...............................  40,000    2,302,500
                                                                   ------------
                                                                     16,159,561
                                                                   ------------

Financial Services -- 6.3%
 American Express Co. ....................................  25,000    3,723,437
 Capital One Financial Corp. .............................  35,000    1,677,813
 Citigroup, Inc. .........................................  90,550    5,370,747
 Household International, Inc. ...........................  51,000    1,902,937
 Merrill Lynch & Co., Inc. ...............................  25,000    2,625,000
 Morgan Stanley Dean Witter & Co. ........................  60,000    4,893,750
                                                                   ------------
                                                                     20,193,684
                                                                   ------------

Food, Beverage & Tobacco -- 0.8%
 Anheuser-Busch Cos., Inc. ...............................  40,000    2,490,000
                                                                   ------------

Forest Products -- 0.4%
 Georgia-Pacific Group....................................  30,000    1,186,875
                                                                   ------------

Internet Content -- 2.0%
 Internet Capital Group, Inc.+............................  12,500    1,128,906
 Yahoo!, Inc.+............................................  30,000    5,141,250
                                                                   ------------
                                                                      6,270,156
                                                                   ------------
Machinery -- 0.9%
 SPX Corp.................................................  25,000    2,848,438
                                                                   ------------


SunAmerica Growth and Income Fund
PORTFOLIO OF INVESTMENTS--March 31, 2000 (unaudited)--(continued)


                                                                      Value
                   Security Description                    Shares    (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK (continued)
Metals & Mining -- 0.7%
 Alcoa, Inc. .............................................  30,000 $  2,107,500
                                                                   ------------

Pharmaceuticals -- 3.1%
 Biogen, Inc.+............................................  30,000    2,096,250
 Immunex Corp.+...........................................  26,200    1,662,063
 MedImmune, Inc.+.........................................  15,000    2,611,875
 Merck & Co., Inc. .......................................  15,000      931,875
 Pfizer, Inc. ............................................  53,800    1,967,062
 Schering-Plough Corp. ...................................  20,000      735,000
                                                                   ------------
                                                                     10,004,125
                                                                   ------------

Restaurants -- 0.8%
 McDonald's Corp. ........................................  70,000    2,629,375
                                                                   ------------

Retail Stores -- 5.7%
 Best Buy Co., Inc.+......................................  30,000    2,580,000
 Gap, Inc. ...............................................  85,000    4,234,063
 Home Depot, Inc. ........................................  71,000    4,579,500
 Target Corp. ............................................  15,000    1,121,250
 Wal-Mart Stores, Inc. ................................... 105,000    5,827,500
                                                                   ------------
                                                                     18,342,313
                                                                   ------------

Telecommunications -- 10.3%
 AT&T Corp. ..............................................  60,000    3,375,000
 Corning, Inc. ...........................................  25,000    4,850,000
 General Motors Corp., Class H+...........................  51,100    6,361,950
 GTE Corp. ...............................................  30,000    2,130,000
 JDS Uniphase Corp.+......................................  68,000    8,198,250
 MCI WorldCom, Inc.+......................................  61,000    2,764,062
 PanAmSat Corp.+..........................................  24,700    1,211,844
 SBC Communications, Inc. ................................  40,000    1,680,000
 Sycamore Networks, Inc.+.................................  20,000    2,580,000
                                                                   ------------
                                                                     33,151,106
                                                                   ------------


                                                      Shares/
                                                  Principal Amount    Value
              Security Description                 (in thousands)    (Note 2)

Utilities -- 2.4%
 Energy East Corp. ..............................      50,000      $    990,625
 Enron Corp. ....................................      70,000         5,241,250
 PECO Energy, Inc.+..............................      40,000         1,475,000
                                                                   ------------
                                                                      7,706,875
                                                                   ------------

Total Common Stock
 (cost $200,050,625).............................                   298,242,921
                                                                   ------------

U.S. TREASURY BONDS -- 1.1%
 5.25% due 2/15/29
 (cost $3,551,131)...............................     $ 3,750         3,362,700
                                                                   ------------

Total Investment Securities -- 94.1%
 (cost $203,601,756).............................                   301,605,621
                                                                   ------------

REPURCHASE AGREEMENT -- 4.8%
 Joint Repurchase Agreement with State Street
  Bank & Trust Co. (Note 2)
  (cost $15,520,000).............................      15,520        15,520,000
                                                                   ------------

TOTAL INVESTMENTS --
 (cost $219,121,756).............................        98.9%      317,125,621
Other assets less liabilities....................         1.1         3,554,970
                                                      -------      ------------
NET ASSETS --                                           100.0%     $320,680,591
                                                      =======      ============

------
+ Non-income producing security
ADR ("American Depository Receipt")

See Notes to Financial Statements

SunAmerica "Dogs" of Wall Street Fund
PORTFOLIO OF INVESTMENTS -- March 31, 2000 (unaudited)


                                                                        Value
                    Security Description                      Shares   (Note 2)

--------------------------------------------------------------------------------
COMMON STOCK -- 96.7%
Aerospace & Military Technology -- 2.4%
 Raytheon Co., Class B....................................... 105,045 $1,864,549
                                                                      ----------

Apparel & Textiles -- 2.9%
 V.F. Corp. .................................................  93,471  2,249,146
                                                                      ----------

Automotive -- 10.5%
 Cooper Tire & Rubber Co. ................................... 186,945  2,348,496
 General Motors Corp. .......................................  37,867  3,135,861
 Genuine Parts Co. .......................................... 114,002  2,721,798
                                                                      ----------
                                                                       8,206,155
                                                                      ----------

Business Services -- 7.4%
 Bemis Co., Inc. ............................................  82,157  3,029,539
 Pitney Bowes, Inc. .........................................  61,189  2,734,384
                                                                      ----------
                                                                       5,763,923
                                                                      ----------

Chemicals -- 6.2%
 Air Products & Chemicals, Inc. .............................  89,489  2,544,843
 du Pont (E.I.) de Nemours & Co. ............................  42,831  2,264,689
                                                                      ----------
                                                                       4,809,532
                                                                      ----------

Conglomerate -- 6.0%
 Honeywell International, Inc. ..............................  50,075  2,638,326
 National Service Industries, Inc. ..........................  95,494  2,011,342
                                                                      ----------
                                                                       4,649,668
                                                                      ----------

Electronics -- 3.2%
 Emerson Electric Co. .......................................  47,083  2,489,514
                                                                      ----------

Energy Sources -- 3.3%
 Exxon Mobil Corp. ..........................................  32,897  2,559,798
                                                                      ----------

Entertainment Products -- 3.0%
 Eastman Kodak Co. ..........................................  43,465  2,360,693
                                                                      ----------

Financial Services -- 3.6%
 J.P. Morgan & Co., Inc. ....................................  21,425  2,822,744
                                                                      ----------

Food, Beverage & Tobacco -- 11.9%
 ConAgra, Inc. .............................................. 128,627  2,331,364
 Hershey Foods Corp. ........................................  55,774  2,718,983
 Philip Morris Cos., Inc. ................................... 117,650  2,485,356
 UST, Inc. .................................................. 111,409  1,740,766
                                                                      ----------
                                                                       9,276,469
                                                                      ----------

                                                       Shares/
                                                   Principal Amount    Value
               Security Description                 (in thousands)   (Note 2)

Household Products -- 10.2%
 International Flavors & Fragrances, Inc. .......       76,595      $ 2,685,612
 Newell Rubbermaid, Inc. ........................       92,105        2,285,355
 Sherwin-Williams Co. ...........................      137,441        3,015,112
                                                                    -----------
                                                                      7,986,079
                                                                    -----------

Machinery -- 3.1%
 Caterpillar, Inc. ..............................       61,532        2,426,668
                                                                    -----------

Metals & Mining -- 3.4%
 Minnesota Mining & Manufacturing Co. ...........       29,627        2,623,841
                                                                    -----------

Pharmaceuticals -- 4.8%
 American Home Products Corp. ...................       70,251        3,767,210
                                                                    -----------

Retail Stores -- 9.4%
 Albertsons, Inc. ...............................       85,833        2,660,823
 American Greetings Corp., Class A...............      118,280        2,158,610
 May Department Stores Co. ......................       88,770        2,529,945
                                                                    -----------
                                                                      7,349,378
                                                                    -----------

Telecommunications -- 2.9%
 SBC Communications, Inc. .......................       54,265        2,279,130
                                                                    -----------

Transportation -- 2.5%
 Norfolk Southern Corp. .........................      134,919        1,939,461
                                                                    -----------

Total Investment Securities -- 96.7%
 (cost $92,596,517)..............................                    75,423,958
                                                                    -----------
REPURCHASE AGREEMENT -- 3.6%
 Joint Repurchase Agreement with State Street
  Bank & Trust Co. (Note 2)
 (cost $2,782,000)...............................       $2,782        2,782,000
                                                                    -----------
TOTAL INVESTMENTS --
 (cost $95,378,517)..............................        100.3%      78,205,958
Liabilities in excess of other assets............         (0.3)        (248,845)
                                                       -------      -----------
NET ASSETS --                                            100.0%     $77,957,113
                                                       =======      ===========

See Notes to Financial Statements

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS--March 31, 2000 (unaudited)

Note 1. Organization

  SunAmerica Equity Funds is an open-end diversified management investment company organized as a Massachusetts business trust (the "Trust" or "Equity Funds") on June 16, 1986. It currently consists of six different investment funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with a distinct investment objective and/or strategy. Each Fund is advised and/or managed by SunAmerica Asset Management Corp. (the "Adviser" or "SAAMCo"), an indirect wholly-owned subsidiary of American International Group, Inc. An investor may invest in one or more of the following Funds: SunAmerica Balanced Assets Fund ("Balanced Assets Fund"), SunAmerica Blue Chip Growth Fund ("Blue Chip Growth Fund"), SunAmerica Growth Opportunities Fund ("Growth Opportunities Fund"), formerly SunAmerica Mid-Cap Growth Fund, SunAmerica New Century Fund ("New Century Fund"), formerly SunAmerica Small Company Growth Fund, SunAmerica Growth and Income Fund ("Growth and Income Fund") and SunAmerica "Dogs" of Wall Street Fund (" "Dogs" of Wall Street Fund"). Effective April 3, 2000, the Small Company Growth Fund changed its name to the New Century Fund. The investment objective of the New Century Fund changed to investing primarily in equity securities without regard to market capitalization. The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objective for each of the Funds is as follows:

  Balanced Assets seeks conservation of principal and capital appreciation by maintaining a balanced portfolio of stocks and bonds.
  Blue Chip Growth seeks capital appreciation by investing primarily in equity securities of companies with large market capitalizations.
  Growth Opportunities seeks capital appreciation by investing primarily in equity securities of medium-sized companies.
  New Century seeks capital appreciation by investing primarily in equity securities without regard to market capitalization.
  Growth and Income seeks capital appreciation and current income by investing primarily in common stocks.
  "Dogs" of Wall Street seeks total return (including capital appreciation and current income) through a passively managed strategy involving the annual selection of thirty high dividend yielding common stocks from the Dow Jones Industrial Average and the broader market.

  Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

  Class A shares--   Offered at net asset value per share plus an initial
                     sales charge. Any purchases of Class A shares in excess of $1,000,000 will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

  Class B shares--   Offered at net asset value per share without an initial
                     sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class A shares on the first business day of the month after seven years from the issuance of such shares and at such time will be subject to the lower distribution fee applicable to Class A shares.

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS--March 31, 2000 (unaudited)--(continued)


  Class II shares--  Offered at net asset value per share plus an initial sales charge. Certain redemptions made within the first 18 months of the date of purchase are subject to a contingent deferred sales charge.

  Class Z shares--   Offered at net asset value per share exclusively for sale
                     to employees participating in the SunAmerica profit sharing and retirement plan.

  Each class of shares bears the same voting, dividend, liquidation and other rights and conditions. Class A, Class B and Class II shares each make distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), except that Class B and Class II shares are subject to higher distribution fee rates. There are no distribution or service fee payments applicable to Class Z.

Note 2. Significant Accounting Policies

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

  The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

  Security Valuations: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Funds may make use of a pricing service in the determination of their net asset values. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS--March 31, 2000 (unaudited)--(continued)


  Repurchase Agreements: The Funds, along with other affiliated registered investment companies, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

  As of March 31, 2000, Balanced Asset Fund, Blue Chip Growth Fund, Growth Opportunities Fund, New Century Fund, Growth and Income Fund and "Dogs" of Wall Street Fund had a 0.9%, 3.3%, 11.6%, 4.2%, 5.2% and 0.9% undivided interest, respectively, which represented $2,616,000, $9,748,000, $34,403,000 $12,361,000, $15,520,000 and $2,782,000 respectively, in principal amount in a joint repurchase agreement with State Street Bank Trust Co. As of such date, the repurchase agreement in the joint account and the collateral therefor were as follows:

  State Street Bank & Trust Co. Repurchase Agreement 6.10% dated 3/31/00, in the principal amount of $297,045,000 repurchase price $297,195,998 due 4/03/00, collateralized by $22,660,000 U.S. Treasury Note 5.00% due 2/28/01,
  $25,565,000 U.S. Treasury Note 5.375% due 2/15/01, $25,420,000 U.S. Treasury
  Note 5.25% due 5/31/01, $25,315,000 U.S. Treasury Note 5.75% due 10/31/02,
  $98,575,000 U.S. Treasury Bond 8.75% due 5/15/17, $25,405,000 U.S. Treasury
  Note 4.00% due 10/31/00, $25,695,000 U.S. Treasury Note 5.00% due 2/28/01,
  $25,330,000 U.S. Treasury Note 5.50% due 12/31/00, approximate aggregate collateral value $303,036,721.

  Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: As customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Funds investing in foreign securities may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Equity Funds, except for the Growth and Income Fund, do not amortize premiums or accrete discounts except for original issue discounts and on interest only securities for which amortization is required for federal income tax purposes.

  Net investment income, other than class specific expenses, and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS--March 31, 2000 (unaudited)--(continued)


  Expenses common to all Funds, not directly related to individual Funds, are allocated among the Equity Funds based upon their relative net asset value or other appropriate methods. Expenses incurred in connection with the organization of the "Dogs" of Wall Street Fund are being amortized on a straight line basis by the Fund over a period not to exceed 60 months from the date the Fund commenced operations.

  The Funds issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets.

  Dividends from net investment income, if any, are paid annually, except for Balanced Assets Fund and Growth and Income Fund, which pay quarterly. Capital gain distributions, if any, are paid at least annually.

  The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected.

  For the fiscal year ended September 30, 1999, the following reclassifications arising from book/tax differences were primarily the result of reclassifications due to net operating losses.

                                           Accumulated   Accumulated
                                          Undistributed Undistributed    Paid
                                          Net Realized  Net Investment    In
                                            Gain/Loss    Income/Loss   Capital
                                          ------------- -------------- --------
   Balanced Assets Fund..................  $  (313,573)   $  313,573   $     --
   Blue Chip Growth Fund.................     (612,712)      612,712         --
   Growth Opportunities Fund.............     (700,529)      700,529         --
   New Century Fund......................   (2,304,110)    2,304,110         --
   Growth and Income Fund................     (951,789)      951,789         --
   "Dogs" of Wall Street Fund............           --        10,862    (10,862)

  Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

  The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end.

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS--March 31, 2000 (unaudited)--(continued)

  Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

  Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

  Options: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option.

  During the six months ended March 31, 2000, transactions in written option contracts were as follows:

                                                           New Century Fund
                                                        ----------------------
                                                        Contracts    Amount
                                                        --------- ------------
     Written option contracts as of 9/30/99............    (398)  $   (506,384)
     Options written during the period.................  (4,133)   (10,015,716)
     Written options closed during the period..........   3,467      5,707,439
     Net realized gain on written options closed.......     --       2,103,871
                                                         ------   ------------
     Written option contracts as of 3/31/00............  (1,064)  $ (2,710,790)
                                                         ======   ============

Note 3. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

  The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of a

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS--March 31, 2000 (unaudited)--(continued)

  Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SAAMCo and its affiliates. The investment advisory and management fee paid to SAAMCo with respect to each Fund is computed daily and payable monthly, at an annual rate of .75% of a Fund's average daily net assets up to $350 million, .70% of the next $350 million, and .65% thereafter, except for the "Dogs" of Wall Street Fund, which pays at an annual rate of .35% of the Fund's average daily net assets. For the six months ended March 31, 2000, SAAMCo earned fees in the amounts stated on the Statement of Operations.

  For the six months ended March 31, 2000, SAAMCo has agreed to reimburse expenses as follows:

        Balanced Assets Class II................................ $  4,615
        Blue Chip Growth Class II ..............................    4,966
        Growth Opportunities Class II...........................    1,846
        Small Company Growth Class II...........................    2,821
        Small Company Growth Class Z............................   15,943
        Growth and Income Class II..............................    3,220
        Growth and Income Class Z...............................   17,240
        "Dogs" of Wall Street Class A...........................   21,619
        "Dogs" of Wall Street Class B...........................   45,128
        "Dogs" of Wall Street Class II..........................   65,455

  The Trust, on behalf of each Fund, has a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS"), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of each class of shares of each Fund have adopted Distribution Plans hereinafter referred to as the "Class A Plan", "Class B Plan" and "Class II Plan". In adopting the Distribution Plans, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

  Under the Class A Plan, Class B Plan and Class II Plan, the Distributor receives payments from a Fund at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Fund's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS--March 31, 2000 (unaudited)--(continued)

  and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the six months ended March 31, 2000, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

  SACS receives sales charges on each Fund's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class B and Class II shares. SACS has advised the Funds that for the six months ended March 31, 2000 the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                           Class A                    Class B
                            -------------------------------------- -------------
                                                                    Contingent
                             Sales     Affiliated   Non-affiliated   Deferred
                            Charges  Broker-dealers Broker-dealers Sales Charges
                            -------- -------------- -------------- -------------
   Balanced Assets Fund.... $723,683    $491,860       $126,203      $ 98,311
   Blue Chip Growth Fund...  226,256     121,790         71,187        86,022
   Growth Opportunities
    Fund...................  810,388     418,298        274,780        25,027
   New Century Fund........  326,876     131,127        147,814        76,541
   Growth and Income Fund..  432,845     198,456        171,550       175,911
   "Dogs" of Wall Street
    Fund...................   43,417      10,428         26,872       279,438
                                           Class II                  Class II
                            -------------------------------------- -------------
                                                                    Contingent
                             Sales     Affiliated   Non-affiliated   Deferred
                            Charges  Broker-dealers Broker-dealers Sales Charges
                            -------- -------------- -------------- -------------
   Balanced Assets Fund.... $103,682    $ 60,737       $ 42,945      $  2,843
   Blue Chip Growth Fund...   31,811      16,914         14,897           463
   Growth Opportunities
    Fund...................  189,384      98,604         90,780         3,410
   New Century Fund........   37,701      18,252         19,449         1,124
   Growth and Income Fund..  121,625      37,419         84,206         4,884
   "Dogs" of Wall Street
    Fund...................   42,353       3,459         38,894        88,493

  The Trust has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement, which permits the Funds to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Trustees. For the six months ended March 31, 2000, the Funds incurred the following expenses which are included in transfer agent fees in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                            SunAmerica Equity Funds
     NOTES TO FINANCIAL STATEMENTS--March 31, 2000 (unaudited)--(continued)

                                                              Payable at
                                     Expense                March 31, 2000
                            -------------------------- ------------------------
                            Class A  Class B  Class II Class A Class B Class II
                            -------- -------- -------- ------- ------- --------
   Balanced Assets Fund.... $314,050 $211,192 $15,050  $57,198 $37,741  $3,465
   Blue Chip Growth Fund...  139,974   66,739   2,564   26,984  12,780     849
   Growth Opportunities
    Fund...................  104,874   37,257   7,928   27,800  11,531   4,069
   New Century Fund........  241,800  132,115   6,352   53,738  29,386   1,871
   Growth and Income Fund..  113,972  163,832  20,700   21,678  31,255   4,845
   "Dogs" of Wall Street
    Fund...................   21,511   47,648  75,366    2,397   5,256   7,024

Note 4. Purchases and Sales of Investment Securities

  The cost of purchases and proceeds from sales and maturities of long-term investments during the six months ended March 31, 2000 were as follows:

                               Balanced    Blue Chip     Growth         New       Growth and   "Dogs" of
                                Assets      Growth    Opportunities   Century       Income    Wall Street
                                 Fund        Fund         Fund          Fund         Fund         Fund
                             ------------ ----------- ------------- ------------ ------------ ------------
   Purchases (excluding
    U.S. government
    securities)............  $110,351,254 $72,320,285 $162,804,368  $332,180,132 $114,011,122 $ 56,617,795
   Sales (excluding U.S.
    government securities).    94,276,768  69,870,673  113,125,539   345,891,239   83,794,726  135,893,906
   Purchases of U.S.
    government securities..   431,300,362          --           --            --           --           --
   Sales of U.S. government
    securities.............   437,357,031          --           --            --           --           --

Note 5. Portfolio Securities

  Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

  The amounts of aggregate unrealized gain (loss) and the cost of investment securities for book purposes, including short-term securities, were as follows:

                               Balanced     Blue Chip       Growth          New        Growth and    "Dogs" of
                                Assets        Growth     Opportunities    Century        Income     Wall Street
                                 Fund          Fund          Fund           Fund          Fund          Fund
                             ------------  ------------  -------------  ------------  ------------  ------------
    Cost (book basis)....... $410,091,833  $136,571,834  $170,913,671   $273,457,144  $219,121,756  $ 95,378,517
                             ============  ============  ============   ============  ============  ============
    Appreciation............ $144,526,396  $ 81,345,121  $ 68,705,044   $119,082,408  $100,740,405  $  1,907,107
    Depreciation............   (6,857,864)   (1,258,925)   (7,449,926)   (17,173,467)   (2,736,540)  (19,079,666)
                             ------------  ------------  ------------   ------------  ------------  ------------
    Net unrealized
     appreciation
     (depreciation)......... $137,668,532  $ 80,086,196  $ 61,255,118   $101,908,941  $ 98,003,865  $(17,172,559)
                             ============  ============  ============   ============  ============  ============

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS--March 31, 2000 (unaudited)--(continued)


Note 6. Capital Share Transactions

  Transactions in capital shares of each class of each fund were as follows:

                                                          Balanced Assets Fund
                     ------------------------------------------------------------------------------------------------------
                                         Class A                                             Class B
                     --------------------------------------------------  --------------------------------------------------
                             For the                                             For the
                        six months ended               For the              six months ended               For the
                         March 31, 2000              year ended              March 31, 2000              year ended
                           (unaudited)           September 30, 1999            (unaudited)           September 30, 1999
                     ------------------------  ------------------------  ------------------------  ------------------------
                       Shares       Amount       Shares       Amount       Shares       Amount       Shares       Amount
                     ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
   Shares sold.....   1,662,210  $ 34,867,433   3,741,527  $ 74,343,358   1,276,547  $ 27,068,185   2,870,181  $ 57,135,480
   Reinvested
    dividends......   1,296,542    25,961,506     968,048    17,924,078     848,228    16,933,600     745,946    13,710,236
   Shares redeemed.  (1,304,540)  (27,360,942) (2,480,966)  (49,258,207) (1,344,610)  (28,113,664) (3,987,318)  (79,355,310)
                     ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
   Net increase
    (decrease).....   1,654,212  $ 33,467,997   2,228,609  $ 43,009,229     780,165  $ 15,888,121    (371,191) $ (8,509,594)
                     ==========  ============  ==========  ============  ==========  ============  ==========  ============
                                  Balanced Assets Fund
                     --------------------------------------------------
                                        Class II
                     --------------------------------------------------
                             For the               For the period
                        six months ended          February 2, 1999*
                         March 31, 2000                through
                           (unaudited)           September 30, 1999
                     ------------------------    ------------------
                       Shares       Amount       Shares       Amount
                     ----------  ------------  ----------  ------------
   Shares sold.....     494,300  $ 10,300,335     476,801  $  9,535,732
   Reinvested
    dividends......      53,224     1,064,475       1,076        21,568
   Shares redeemed.     (80,935)   (1,702,318)    (28,795)     (587,100)
                     ----------  ------------  ----------  ------------
   Net increase....     466,589  $  9,662,492     449,082  $  8,970,200
                     ==========  ============  ==========  ============


  * Inception of the class

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS--March 31, 2000 (unaudited)--(continued)

                                                         Blue Chip Growth Fund
                     -----------------------------------------------------------------------------------------------------
                                         Class A                                            Class B
                     --------------------------------------------------  -------------------------------------------------
                             For the                                            For the
                        six months ended               For the              six months ended              For the
                         March 31, 2000              year ended              March 31, 2000             year ended
                           (unaudited)           September 30, 1999           (unaudited)           September 30, 1999
                     ------------------------  ------------------------  -----------------------  ------------------------
                       Shares       Amount       Shares       Amount      Shares       Amount       Shares       Amount
                     ----------  ------------  ----------  ------------  ---------  ------------  ----------  ------------
   Shares sold.....   1,318,694  $35,881,587    1,395,707  $ 31,876,762    628,142  $16,246,107    1,093,294  $ 23,531,927
   Reinvested
    dividends......     406,042    10,410,930     280,737     5,589,485    202,862     4,909,272     143,947     2,734,989
   Shares redeemed.  (1,172,144)  (31,666,420) (1,177,480)  (26,698,827)  (548,244)  (14,240,531) (1,075,965)  (22,939,437)
                     ----------  ------------  ----------  ------------  ---------  ------------  ----------  ------------
   Net increase....     552,592  $ 14,626,097     498,964  $ 10,767,420    282,760  $  6,914,848     161,276  $  3,327,479
                     ==========  ============  ==========  ============  =========  ============  ==========  ============
                                  Blue Chip Growth Fund
                     --------------------------------------------------
                                        Class II
                     --------------------------------------------------
                            For the                    For the
                        six months ended         period February 2,
                         March 31, 2000        1999* through September
                           (unaudited)                30, 1999
                     ------------------------  ------------------------
                       Shares       Amount       Shares       Amount
                     ----------  ------------  ----------  ------------
   Shares sold.....     164,373  $  4,333,398      36,737  $    827,690
   Reinvested
    dividends......       5,558       134,336          --            --
   Shares redeemed.     (20,655)     (540,871)     (1,762)      (40,936)
                     ----------  ------------  ----------  ------------
   Net increase....     149,276  $  3,926,863      34,975  $    786,754
                     ==========  ============  ==========  ============
                                                       Growth Opportunities Fund
                     -----------------------------------------------------------------------------------------------------
                                         Class A                                            Class B
                     --------------------------------------------------  -------------------------------------------------
                             For the                                            For the
                        six months ended               For the              six months ended              For the
                         March 31, 2000              year ended              March 31, 2000             year ended
                           (unaudited)           September 30, 1999           (unaudited)           September 30, 1999
                     ------------------------  ------------------------  -----------------------  ------------------------
                       Shares       Amount       Shares       Amount      Shares       Amount       Shares       Amount
                     ----------  ------------  ----------  ------------  ---------  ------------  ----------  ------------
   Shares sold.....   2,540,619  $89,694,251      647,573  $ 14,130,770  1,494,657  $ 36,511,787     446,721  $  8,713,279
   Reinvested
    dividends......     355,138     9,624,218     160,377     2,716,783    113,972     2,894,892      50,619       816,509
   Shares redeemed.  (1,705,958)  (58,972,209)   (674,346)  (14,174,781)  (614,701)   (6,535,625)   (388,091)   (7,334,459)
                     ----------  ------------  ----------  ------------  ---------  ------------  ----------  ------------
   Net increase....   1,189,799  $ 40,346,260     133,604  $  2,672,772    993,928  $ 32,871,054     109,249  $  2,195,329
                     ==========  ============  ==========  ============  =========  ============  ==========  ============
                                Growth Opportunities Fund
                     --------------------------------------------------
                                        Class II
                     --------------------------------------------------
                             For the               For the period
                        six months ended          February 2, 1999*
                         March 31, 2000                through
                           (unaudited)           September 30, 1999
                     ------------------------  ------------------------
                       Shares       Amount       Shares       Amount
                     ----------  ------------  ----------  ------------
   Shares sold.....     706,794  $ 25,069,178      52,670  $  1,119,971
   Reinvested
    dividends......      14,399       365,450          --            --
   Shares redeemed.     (45,652)   (1,649,251)     (2,927)      (63,536)
                     ----------  ------------  ----------  ------------
   Net increase....     675,541  $ 23,785,377      49,743  $  1,056,435
                     ==========  ============  ==========  ============

  * Inception of the class

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS--March 31, 2000 (unaudited)--(continued)

                                                             New Century Fund
                     -------------------------------------------------------------------------------------------------------
                                         Class A                                              Class B
                     ---------------------------------------------------  --------------------------------------------------
                             For the                                              For the
                        six months ended               For the               six months ended               For the
                         March 31, 2000               year ended              March 31, 2000              year ended
                           (unaudited)            September 30, 1999            (unaudited)           September 30, 1999
                     ------------------------  -------------------------  ------------------------  ------------------------
                       Shares       Amount       Shares       Amount       Shares       Amount        Shares       Amount
                     ----------  ------------  ----------  -------------  ---------  -------------  ----------  ------------
   Shares sold.....   2,459,807  $ 97,426,389   7,435,823  $ 180,133,194    711,926  $  24,089,639   1,827,575  $ 44,195,336
   Reinvested
    dividends......     778,742    25,838,644     356,879      7,419,565    472,086     14,781,025     233,735     4,648,997
   Shares redeemed.  (2,525,366) (100,276,441) (7,884,868)  (192,885,231)  (714,522)   (26,589,827) (2,442,035)  (58,751,232)
                     ----------  ------------  ----------  -------------  ---------  -------------  ----------  ------------
   Net increase
    (decrease).....     713,183  $ 22,988,592     (92,166) $  (5,332,472)   469,490  $  12,280,837    (380,725) $ (9,906,899)
                     ==========  ============  ==========  =============  =========  =============  ==========  ============

                                                             New Century Fund
                     -------------------------------------------------------------------------------------------------------
                                         Class II                                             Class Z
                     ---------------------------------------------------  --------------------------------------------------
                             For the                                              For the
                        six months ended               For the               six months ended               For the
                         March 31, 2000            six months ended           March 31, 2000               year ended
                           (unaudited)            September 30, 1999            (unaudited)          September 30, 1999
                     ------------------------  -------------------------  ------------------------  ------------------------
                       Shares       Amount       Shares       Amount       Shares       Amount        Shares       Amount
                     ----------  ------------  ----------  -------------  ---------  -------------  ----------  ------------
   Shares sold.....     143,858  $  5,443,677     153,773  $   3,914,562     35,175  $   1,492,321      17,600  $    456,470
   Reinvested
    dividends......      14,930       467,007         703         13,966      5,949        201,974       2,049        43,229
   Shares redeemed.     (11,763)     (444,206)    (63,916)    (1,601,062)    (5,304)      (207,369)    (11,228)     (301,784)
                     ----------  ------------  ----------  -------------  ---------  -------------  ----------  ------------
   Net increase....     147,025  $  5,466,478      90,560  $   2,327,466     35,820  $   1,486,926       8,421  $    197,915
                     ==========  ============  ==========  =============  =========  =============  ==========  ============
                                                          Growth and Income Fund
                     -------------------------------------------------------------------------------------------------------
                                         Class A                                              Class B
                     ---------------------------------------------------  --------------------------------------------------
                             For the                                              For the
                        six months ended               For the               six months ended               For the
                         March 31, 2000               year ended              March 31, 2000              year ended
                           (unaudited)            September 30, 1999            (unaudited)           September 30, 1999
                     ------------------------  -------------------------  ------------------------  ------------------------
                       Shares       Amount       Shares       Amount       Shares       Amount        Shares       Amount
                     ----------  ------------  ----------  -------------  ---------  -------------  ----------  ------------
   Shares sold.....   1,007,932  $ 19,132,022   1,879,078  $  29,780,045  1,602,591  $  29,179,317   2,833,246  $ 43,697,682
   Reinvested
    dividends......     188,452     3,394,016     144,275      2,042,900    268,159      4,719,615     201,016     2,802,174
   Shares redeemed.    (630,826)  (11,883,850) (1,157,268)   (18,117,327)  (942,826)  (17,372,311)  (1,640,931)  (24,970,652)
                     ----------  ------------  ----------  -------------  ---------  -------------  ----------  ------------
   Net increase....     565,558  $ 10,642,188     866,085  $  13,705,618    927,924   $ 16,526,621   1,393,331  $ 21,529,204
                     ==========  ============  ==========  =============  =========  =============  ==========  ============
                                                          Growth and Income Fund
                     -------------------------------------------------------------------------------------------------------
                                         Class II                                             Class Z
                     ---------------------------------------------------  --------------------------------------------------
                             For the                                              For the
                        six months ended               For the               six months ended               For the
                         March 31, 2000               year ended              March 31, 2000              year ended
                           (unaudited)            September 30, 1999            (unaudited)           September 30, 1999
                     ------------------------  -------------------------  ------------------------  ------------------------
                       Shares       Amount       Shares       Amount       Shares       Amount        Shares       Amount
                     ----------  ------------  ----------  -------------  ---------  -------------  ----------  ------------
   Shares sold.....     776,279   $14,245,278     670,592  $  10,609,786      2,882  $      54,736       6,141  $     99,370
   Reinvested
    dividends......      32,105       564,400       4,148         57,767        475          8,634         272         3,872
   Shares redeemed.     (88,454)  (1,656,718)     (50,279)      (796,972)    (1,115)       (19,098)       (365)       (6,622)
                     ----------  ------------  ----------  -------------  ---------  -------------  ----------  ------------
   Net increase....     719,930   $13,152,960     624,461  $   9,870,581      2,242  $      44,272       6,048  $     96,620
                     ==========  ============  ==========  =============  =========  =============  ==========  ============

  * Inception of the class

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS--March 31, 2000 (unaudited)--(continued)

                                                      "Dogs" of Wall Street Fund
                    ------------------------------------------------------------------------------------------------------
                                        Class A                                             Class B
                    ---------------------------------------------------  -------------------------------------------------
                            For the                                              For the
                        six months ended               For the              six months ended              For the
                         March 31, 2000              year ended              March 31, 2000              year ended
                          (unaudited)            September 30, 1999            (unaudited)           September 30, 1999
                    -------------------------  ------------------------  ------------------------  -----------------------
                      Shares       Amount        Shares       Amount       Shares       Amount      Shares       Amount
                    ----------  -------------  ----------  ------------  ----------  ------------  ---------  ------------
   Shares sold.....    240,658  $   2,446,179   1,864,365  $ 22,888,071     274,564  $  2,937,198  3,764,882  $ 46,144,668
   Reinvested
    dividends......     85,019        914,805      18,802       224,876     163,773     1,762,197     16,481       197,111
   Shares
    redeemed....... (1,233,130)   (13,029,627) (1,166,882)  (14,371,053) (2,236,127)  (23,265,631)  (868,522)  (10,701,512)
                    ----------  -------------  ----------  ------------  ----------  ------------  ---------  ------------
   Net increase
    (decrease).....   (907,453) $  (9,668,643)    716,285  $  8,741,894  (1,797,790) $(18,566,236) 2,912,841  $ 35,640,267
                    ==========  =============  ==========  ============  ==========  ============  =========  ============
                               "Dogs" of Wall Street Fund
                    ---------------------------------------------------
                                        Class II
                    ---------------------------------------------------
                            For the
                        six months ended               For the
                         March 31, 2000              year ended
                          (unaudited)            September 30, 1999
                    -------------------------  ------------------------
                      Shares       Amount        Shares       Amount
                    ----------  -------------  ----------  ------------
   Shares sold.....    307,229  $   3,417,371   7,015,914   $86,489,034
   Reinvested
    dividends......    305,021      3,282,022      23,624       282,539
   Shares
    redeemed....... (4,779,405)  (49,932,108)    (897,323)  (11,100,097)
                    ----------  -------------  ----------  ------------
   Net increase
    (decrease)..... (4,167,155) $ (43,232,715)  6,142,215   $75,671,476
                    ==========  =============  ==========  ============

Note 7. Commitments and Contingencies

  The SunAmerica Family of Mutual Funds has established committed and uncommitted lines of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the Federal Funds Rate plus 50 basis points on the committed line and Federal Funds Rate plus 100 basis points on the uncommitted line of credit. There is also a commitment fee of 8 basis points per day for the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000.

Note 8. Trustees Retirement Plan

  The Trustees (and Directors) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if an unaffiliated Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any of the SunAmerica mutual funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Trustee will be credited with

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS--March 31, 2000 (unaudited)--(continued)

  an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Trustee's account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. As of March 31, 2000, Balanced Assets Fund, Blue Chip Growth Fund, Growth Opportunities Fund, New Century Fund, Growth and Income Fund and "Dogs" of Wall Street Fund had accrued $58,376, $18,017, $9,658, $38,326, $13,105 and $4,255,
  respectively, for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities, and for the six months ended March 31, 2000 expensed $5,174, $1,782, $895, $2,923, $2,409 and $1,511 respectively, for the Retirement Plan, which is included in Trustees' fees and expenses on the Statement of Operations. Any undistributed amounts shall continue to accrue interest at 8.5%.

                                                       Presorted Standard
[LOGO] SunAmerica                                         U.S. POSTAGE
       Mutual Funds                                           PAID
                                                           SunAmerica
       The SunAmerica Center
       733 Third Avenue
       New York, NY 10017-3204





Trustees
    S. James Coppersmith
    Samuel M. Eisenstat
    Stephen J. Gutman
    Peter A. Harbeck
    Sebastiano Sterpa

Officers
    Peter A. Harbeck, President
    Donna Calder, Vice President
    Brian Clifford, Vice President
    Francis D. Gannon, Vice President
    Nancy Kelly, Vice President
    J. Steven Neamtz, Vice President
    Robert M. Zakem, Secretary
    Peter C. Sutton, Treasurer
    Peter E. Pisapia, Assistant Secretary
    Abbe P. Stein, Assistant Secretary
    Laurie Filippone, Assistant Treasurer
    John T. Genoy, Assistant Treasurer
    Donna M. Handel, Assistant Treasurer
    Cheryl L. Hawthorne, Assistant Treasurer

Investment Adviser
    SunAmerica Asset Management Corp.
    The SunAmerica Center
    733 Third Avenue
    New York, NY 10017-3204

Distributor
    SunAmerica Capital Services, Inc.
    The SunAmerica Center
    733 Third Avenue
    New York, NY 10017-3204

Shareholder Servicing Agent
    SunAmerica Fund Services, Inc.
    The SunAmerica Center
    733 Third Avenue
    New York, NY 10017-3204

Custodian and Transfer Agent
    State Street Bank and Trust Company
    P.O. Box 419572
    Kansas City, MO 64141-6572

This report is submitted solely for the general information of shareholders of the Fund. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

The accompanying report has not been examined by independent accountants and accordingly no opinion has been expressed thereon.





Distributed by:
SunAmerica Capital Services, Inc.

[AIG] Member of American International Group, Inc.

EQSAN-3/00